UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

SKYAI, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11

August 17, 2026

Dear SkyAI Stockholders:

On behalf of the Board of Directors, I am pleased to invite you to participate in the 2026 Annual Meeting of Stockholders of SkyAI, Inc., which will be held virtually on September 18, 2026, at 10:00 a.m. Eastern Time. The accompanying Notice of Annual Meeting and Proxy Statement describe the matters that will be presented for your consideration and vote.

Over the past year, SkyAI has effectively repositioned the Company from its legacy medical device business to a Digital Asset Treasury strategy designed to create long-term shareholder value through disciplined treasury management, strategic capital allocation and the development of our technology platform. While much has been accomplished, we believe we are still in the early stages of executing this strategy and remain focused on building an organization capable of delivering sustained long-term growth.

As with virtually every growth-oriented technology company, our ability to execute that strategy depends upon attracting, retaining and motivating exceptional people. In today’s highly competitive market, equity-based compensation is one of the most effective tools available to align the interests of our employees, executives and directors with those of our stockholders while prudently preserving cash to invest in the Company’s future.

Accordingly, one of the most important proposals you are being asked to consider at this year’s Annual Meeting is the Company’s 2026 Equity Incentive Plan. The Board of Directors has carefully evaluated this proposal and unanimously concluded that increasing the number of shares available for future equity awards is in the best long-term interests of both the Company and its stockholders.

In evaluating the appropriate size of the proposed increase, the Board considered numerous factors, including the remaining capacity under the current plan, the Company’s anticipated hiring and retention requirements, projected future equity needs, and an extensive review of comparable Digital Asset Treasury companies and other technology issuers. Based upon that analysis, the Board believes the proposed increase represents a measured and conservative approach that provides the Company with the flexibility necessary to execute its strategic objectives while remaining appropriately mindful of shareholder dilution.

Importantly, the proposed authorization remains below the median equity incentive plan authorizations by comparable Digital Asset Treasury companies when measured on a fully diluted basis which includes prefunded warrants and other warrants exercisable at par value.

The Board recognizes that equity compensation must always be balanced against the interests of existing stockholders. Our objective is to ensure that SkyAI has the tools necessary to recruit and retain the leadership, technical and operational talent required to execute the Company’s long-term strategy. The Board believes this proposal reflects responsible corporate governance, prudent long-term planning and an alignment of shareholder interests to accelerate the Company’s future growth.

We encourage you to carefully review the accompanying Proxy Statement, which provides additional information regarding each proposal, including the Board’s recommendation that stockholders vote FOR each proposal presented at the Annual Meeting. You may submit your vote in support of each proposal by Internet, telephone or mail using the instructions provided on page 4 of the Proxy Statement.

The 2026 Annual Meeting will be conducted entirely online via live webcast, enabling stockholders to participate from anywhere in the world. If you attend the meeting online, you may still vote electronically even if you have previously submitted your proxy.

You may attend the meeting, vote your shares electronically and submit questions by visiting www.virtualshareholdermeeting.com/SKYA2026 on the date of the meeting. Even if you plan to attend the meeting virtually, we encourage you to vote your shares as soon as possible by Internet, telephone or mail so that your shares will be represented at the Annual Meeting.

Enclosed are the Notice of Annual Meeting, Proxy Statement, proxy card and the Company’s Annual Report for the fiscal year ended December 31, 2025. These materials are also available on the Company’s website at www.skyai.co.

On behalf of the Board of Directors, thank you for your continued confidence in SkyAI and for your support as we continue executing our long-term strategy.

Sincerely,

Paul K. Danner

Executive Chairman of the Board

Principal Executive Officer

YOUR VOTE IS IMPORTANT

TO ASSURE YOUR REPRESENTATION AT THE 2026 ANNUAL MEETING WHETHER OR NOT YOU ATTEND ONLINE, PLEASE CAST YOUR VOTE AS INSTRUCTED IN THE PROXY CARD AS PROMPTLY AS POSSIBLE. YOUR PROXY, GIVEN BY VOTING PRIOR TO THE 2026 ANNUAL MEETING, MAY BE REVOKED PRIOR TO ITS EXERCISE BY ENTERING A NEW VOTE OVER THE INTERNET, FILING WITH OUR PRINCIPAL EXECUTIVE OFFICER PRIOR TO THE 2026 ANNUAL MEETING A WRITTEN NOTICE OF REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE 2026 ANNUAL MEETING ONLINE AND VOTING ONLINE.

IF YOU HAVE ALREADY VOTED OR DELIVERED YOUR PROXY FOR THE 2026 ANNUAL MEETING, YOUR VOTE WILL BE COUNTED, AND YOU DO NOT HAVE TO VOTE YOUR SHARES AGAIN. IF YOU WISH TO CHANGE YOUR VOTE, YOU SHOULD REVOTE YOUR SHARES.

IF YOU HAVE CHOSEN TO RECEIVE PAPER COPIES OF YOUR PROXY MATERIALS, INCLUDING THE PROXY CARD, PLEASE COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE RETURN ENVELOPE PROVIDED.

ANY STOCKHOLDER ATTENDING THE 2026 ANNUAL MEETING ONLINE MAY VOTE EVEN IF HE OR SHE HAS RETURNED A PROXY. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE, YOU MUST FIRST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

SkyAI, Inc.

105 Maxess Road, Suite 124

Melville, NY 11747

(631) 574-4436

NOTICE OF 2026 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON SEPTEMBER 18, 2026

10:00 A.M. EASTERN TIME

August 17, 2026

To our Stockholders:

This notice (this “Notice”) is hereby given that the 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”) of SkyAI, Inc., a Nevada corporation (the “Company,” “SkyAI, Inc.,” “SkyAI,” “our,” “we,” or “us”), will be held as a “virtual meeting” via live audio webcast on September 18, 2026, at 10:00 a.m. Eastern Time for the following purposes, as more fully described in the accompanying proxy statement:

(1)	to elect five (5) directors (the “Director Nominees”) to serve on the Company’s board of directors (the “Board”) for a term that expires at the 2027 Annual Meeting of Stockholders, or until their successors are elected and qualified;

(2)	to ratify the appointment of PKF O’Connor Davies, LLP as our independent registered public accounting firm for the year ending December 31, 2026;

(3)	to approve the SkyAI, Inc. 2026 Equity Incentive Plan, in substantially the form attached to the proxy statement as Annex A;

(4)	to approve the adjournment of the 2026 Annual Meeting to the extent there are insufficient proxies at the 2026 Annual Meeting to approve any one or more of the foregoing proposals; and

(5)	to transact such other business as may properly come before the 2026 Annual Meeting.

The Board unanimously recommends a vote “FOR” the approval of each of the Director Nominees in Proposal 1, and a vote “FOR” each of Proposal 2, Proposal 3 and Proposal 4.

Pursuant to the Company’s bylaws (the “Bylaws”), our Board has fixed the close of business on August 11, 2026 as the record date (the “Record Date”) for a determination of stockholders entitled to notice and to vote at the 2026 Annual Meeting and any adjournment thereof.

The Company has enclosed a copy of the proxy statement, the proxy card and the Company’s annual report to stockholders for the year ended December 31, 2025 (the “Annual Report”). The proxy statement, the proxy card and the Annual Report are also available on the Company’s website at https://www.skyai.co/.

You will be able to attend the 2026 Annual Meeting via live audio webcast by visiting SkyAI’s virtual meeting website at www.virtualshareholdermeeting.com/SKYA2026 on September 18, 2026, at 10:00 a.m. Eastern Time. Upon visiting the meeting website, you will be prompted to enter the 16-digit Control Number provided to you on your proxy card that you received for the 2026 Annual Meeting. The unique Control Number allows us to identify you as a stockholder and will enable you to securely log on, vote and submit questions during the 2026 Annual Meeting on the meeting website. Further instructions on how to attend and participate in the 2026 Annual Meeting via the Internet, including how to demonstrate proof of stock ownership, are available at www.proxyvote.com.

Your vote is important. Whether or not you plan to attend the 2026 Annual Meeting, please vote your shares by promptly completing, signing and returning the enclosed proxy card. You may also vote your shares over telephone or the Internet in accordance with the instructions on the proxy card. Any stockholder attending the 2026 Annual Meeting may vote in person at the virtual meeting, even if you have already returned a proxy card or voting instruction card.

BY ORDER OF THE BOARD OF DIRECTORS OF SKYAI, INC.

	By:	/s/ Paul K. Danner
Paul K. Danner
Principal Executive Officer and Executive Chairman
August 17, 2026

i

SkyAI, Inc.

105 Maxess Road, Suite 124

Melville, NY 11747

(631) 574-4436

PROXY STATEMENT

FOR

2026 ANNUAL MEETING OF STOCKHOLDERS

SEPTEMBER 18, 2026

Your proxy is solicited by our Board of Directors (the “Board”) for SkyAI, Inc., a Nevada Corporation (“we,” “us,” “our,” “Company,” “SkyAI” or “our Company”) 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”), to be held on September 18, 2026, at 10:00 a.m. Eastern Time. The 2026 Annual Meeting will be a “virtual meeting” of stockholders, which will be conducted exclusively online via live audio webcast. The Company’s principal executive office is located at 105 Maxess Road, Suite 124, Melville, NY 11747, and the telephone number is (631) 574-4436.

At the 2026 Annual Meeting, you will be asked to consider and vote upon the following matters:

(1)	the election of five (5) directors (the “Director Nominees”) to serve on the Board for a term that expires at the 2027 Annual Meeting of Stockholders, or until their successors are elected and qualified;

(2)	the ratification of the appointment of PKF O’Connor Davies, LLP (“PKF”) as our independent registered public accounting firm for the year ending December 31, 2026;

(3)	to approve the SkyAI, Inc. 2026 Equity Incentive Plan (the “2026 Plan”), in substantially the form attached to the proxy statement as Annex A;

(4)	to approve the adjournment of the 2026 Annual Meeting to the extent there are insufficient proxies at the 2026 Annual Meeting to approve any one or more of the foregoing proposals; and

(5)	to transact such other business as may properly come before the 2026 Annual Meeting.

The Board unanimously recommends a vote “FOR” the approval of each of the Director Nominees in Proposal 1, and a vote “FOR” each of Proposal 2, Proposal 3 and Proposal 4.

Pursuant to the Company’s bylaws (the “Bylaws”), our Board has fixed the close of business on August 11, 2026 as the record date (the “Record Date”) for a determination of stockholders entitled to notice and to vote at the 2026 Annual Meeting and any adjournment thereof.

The Company has enclosed a copy of the notice (the “Notice”), the proxy statement, the proxy card and the Company’s annual report to stockholders for the year ended December 31, 2025 (the “Annual Report”). The proxy statement, the proxy card and the Annual Report are also available on the Company’s website at https://www.skyai.co/.

You will be able to attend the 2026 Annual Meeting via live audio webcast by visiting SkyAI’s virtual meeting website at www.virtualshareholdermeeting.com/SKYA2026 on September 18, 2026, at 10:00 a.m. Eastern Time. Upon visiting the meeting website, you will be prompted to enter the 16-digit Control Number provided to you on your proxy card. The unique Control Number allows us to identify you as a stockholder and will enable you to securely log on, vote and submit questions during the 2026 Annual Meeting on the meeting website.

Further instructions on how to attend and participate in the 2026 Annual Meeting via the Internet, including how to demonstrate proof of stock ownership, are available at www.proxyvote.com.

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QUESTIONS AND ANSWERS ABOUT THE 2026 ANNUAL MEETING

Why am I receiving these materials?

Your proxy is being solicited by our Board on the proposals being presented to the stockholders at the Annual Meeting. The Company has agreed to pay Advantage Proxy a fee of $7,500-$10,000. The Company will also reimburse Advantage Proxy for reasonable and customary out-of-pocket expenses. In addition to these mailed proxy materials, our directors and executive officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. You may contact Advantage Proxy at:

Advantage Proxy, Inc.

P.O. Box 10904

Yakima, WA 98909

Attn: Karen Smith

Toll Free Telephone: (877) 870-8565

Main Telephone: (206) 870-8565

E-mail: ksmith@advantageproxy.com

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Annual Meeting, will be borne by the Company.

Some banks and brokers have customers who beneficially own common stock listed of record in the names of nominees. The Company intends to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding common stock is deemed necessary, the Company (through our directors and executive officers) anticipates making such solicitation directly.

What is included in these materials?

These materials include the Notice, this proxy statement, a proxy card, and our Annual Report.

What is the purpose of the 2026 Annual Meeting?

There are five matters scheduled for a vote at the 2026 Annual Meeting:

(1)	the election of Director Nominees to serve on the Board for a term that expires at the 2027 Annual Meeting of Stockholders, or until their successors are elected and qualified;

(2)	the ratification of the appointment of PKF as our independent registered public accounting firm for the year ending December 31, 2026;

(3)	to approve the 2026 Plan, in substantially the form attached to the proxy statement as Annex A;

(4)	to approve the adjournment of the 2026 Annual Meeting to the extent there are insufficient proxies at the 2026 Annual Meeting to approve any one or more of the foregoing proposals; and

(5)	transact such other business as may properly come before the 2026 Annual Meeting.

How does the Board recommend that I vote?

The Board unanimously recommends a vote “FOR” the approval of each of the Director Nominees in Proposal 1, and a vote “FOR” each of Proposal 2, Proposal 3 and Proposal 4.

How do proxies work?

Our Board is asking for your proxy. This means that you authorize person(s) selected by us to vote your shares at the 2026 Annual Meeting in the way you instruct and, with regard to any other business that may properly come before the 2026 Annual Meeting, as they think best.

I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

The Company has adopted a procedure called “householding,” which the SEC has approved. Under this procedure, if requested to deliver proxy materials, we deliver a single copy of the Notice, the proxy statement and the Annual Report to multiple stockholders who share the same address unless we have received contrary instructions from one or more of the stockholders. This procedure reduces our printing and mailing costs, and the environmental impact of our annual meetings. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will promptly deliver a separate copy of the Notice, the proxy statement and the Annual Report to any stockholder at a shared address to which we delivered a single copy of any of these documents.

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To receive a separate copy of the Notice, the proxy statement and the Annual Report, you may contact us at the following address and phone number:

SkyAI, Inc.

105 Maxess Road, Suite 124

Melville, NY 11747

Attention: Principal Executive Officer

Telephone: (631) 574-4436

You may also contact the Company’s proxy solicitor at:

Advantage Proxy, Inc.

P.O. Box 10904

Yakima, WA 98909

Attn: Karen Smith

Toll Free Telephone: (877) 870-8565

Main Telephone: (206) 870-8565

E-mail: ksmith@advantageproxy.com

Stockholders who hold shares in “street name” (as described below) may contact their brokerage firm, bank, broker-dealer or other similar organization to request information about householding.

Who is entitled to vote?

Our Board has fixed the close of business on August 11, 2026 as the “Record Date” for a determination of stockholders entitled to notice of, and to vote at, the 2026 Annual Meeting or any adjournment thereof. You can vote at the 2026 Annual Meeting if you held shares of our common stock as of the close of business on the Record Date. On the Record Date, there were 43,247,506 shares of common stock outstanding. Each share of common stock entitles the holder thereof to one vote.

A list of stockholders of record entitled to vote at the 2026 Annual Meeting will be available for inspection at our principal executive offices located at 105 Maxess Road, Suite 124, Melville, NY 11747 for a period of at least ten (10) days prior to the 2026 Annual Meeting and during the meeting. The stock transfer books will not be closed between the Record Date and the date of the 2026 Annual Meeting.

What is the difference between holding shares as a record holder and as a beneficial owner (holding shares in street name)?

If your shares are registered in your name with our transfer agent, VStock Transfer LLC, you are the “record holder” of those shares. If you are a record holder, these proxy materials have been provided directly to you by the Company.

If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials have been forwarded to you by that organization. As the beneficial owner, you have the right to instruct this organization on how to vote your shares.

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Who may attend the 2026 Annual Meeting?

Record holders and beneficial owners on the Record Date may attend the 2026 Annual Meeting. If your shares are held in street name and you would like to vote your shares at the 2026 Annual Meeting, you will need to obtain a valid proxy from the broker, bank, trustee or nominee that holds your shares giving you the right to vote the shares at the 2026 Annual Meeting.

How do I vote?

Stockholders of record

For your convenience, our record holders have the following methods of voting:

1.	Vote by Internet.

(a)	Before the meeting: Go to www.proxyvote.com. Use the Internet to transmit your voting instructions and for electronic delivery information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

(b)	During the meeting: Go to www.virtualshareholdermeeting.com/SKYA2026. You will be able to attend the 2026 Annual Meeting online, vote your shares electronically until voting is closed and submit your questions during the 2026 Annual Meeting.

2.	Vote by mail. Mark, date, sign and mail promptly the enclosed proxy card (a postage-paid envelope is provided for mailing in the United States).

3.	Vote by telephone. You may vote by proxy by calling 1-800-690-6903 and following the instructions on the proxy card.

Beneficial owners of shares held in street name

For your convenience, our beneficial owners have the following methods of voting:

1.	Vote by Internet.

(a)	Before the meeting: Go to www.proxyvote.com. Use the Internet to transmit your voting instructions and for electronic delivery information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

(b)	During the meeting: Go to www.virtualshareholdermeeting.com/SKYA2026. You will be able to attend the 2026 Annual Meeting online, vote your shares electronically until voting is closed and submit your questions during the 2026 Annual Meeting. Obtain a valid legal proxy from the organization that holds your shares and attend and vote at the 2026 Annual Meeting.

2.	Vote by mail. Mark, date, sign and mail promptly the enclosed proxy card (a postage-paid envelope is provided for mailing in the United States).

3.	Vote by telephone. You may vote by proxy by calling 1-800-690-6903 and following the instructions on the proxy card.

If you vote by Internet or by telephone, please DO NOT mail your proxy card.

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How will my shares be voted?

All shares which are entitled to vote and represented by a properly completed, executed and delivered proxy received before the 2026 Annual Meeting and not revoked will be voted at the 2026 Annual Meeting as instructed by you in a proxy delivered before the 2026 Annual Meeting. If you return a signed proxy card but do not indicate how your shares should be voted on a matter, the shares represented by your proxy will be voted “for” the approval of each of the Director Nominees, “for” each of Proposal 2, Proposal 3 and Proposal 4, and with regard to any other matters that may be properly presented at the 2026 Annual Meeting and all matters incident to the conduct of the 2026 Annual Meeting. All votes will be tabulated by the inspector of elections appointed for the 2026 Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Is my vote confidential?

Yes, your vote is confidential. The only persons who have access to your vote are the inspector of elections, individuals who help with processing and counting your votes, and persons who need access for legal reasons. Occasionally, stockholders provide written comments on their proxy cards, which may be forwarded to our Company’s management and the Board.

What constitutes a quorum?

To carry on business at the 2026 Annual Meeting, we must have a quorum. A quorum is present when the holders of one-third (the equivalent of 33 1/3 percent) of the Corporation’s capital stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy. Thus, holders of the shares of common stock representing at least 14,327,502  votes must be represented in person or by proxy at the 2026 Annual Meeting to have a quorum. Your shares will be counted towards the quorum only if you submit a valid proxy (or if one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the 2026 Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. Shares held by us in treasury are not considered outstanding or considered to be present at the 2026 Annual Meeting. If there is not a quorum at the 2026 Annual Meeting, the chairman of the meeting or by the vote of a majority of the shares casting votes, excluding abstentions, may adjourn the meeting.

What is a broker non-vote?

If your shares are held in street name, you must instruct the organization who holds your shares how to vote your shares. If you do not provide voting instructions, your shares will not be voted on any non-routine proposal. This vote is called a “broker non-vote”. If you sign your proxy card, but do not provide instructions on how your broker should vote, your broker will vote your shares as recommended by our Board. Broker non-votes are not included in the tabulation of the voting results of any of the proposals and, therefore, do not affect these proposals.

Proposal 2 (the ratification of the appointment of PKF as our independent registered public accounting firm) is “routine” matter on which your broker can exercise voting discretion. All other proposals are considered non-routine and therefore brokers cannot use discretionary authority to vote shares on other proposals to be considered at the 2026 Annual Meeting if they have not received instructions from their clients. Please submit your vote instruction form so your vote is counted.

5

What is an abstention?

An abstention is a stockholder’s affirmative choice to decline to vote on a proposal. Abstentions are not included in the tabulation of the voting results for the proposals and, therefore, do not affect the proposals. Abstentions are included for the purpose of determining whether a quorum has been reached.

How many votes are needed for each proposal to pass?

Proposal No.	Proposal	Vote Required	Broker Discretionary Vote Allowed
(1)	Election of Director Nominees	Plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors	No

(2)	Ratification of the appointment of PKF as our independent registered public accounting firm for the fiscal year ending December 31, 2026	A majority of the votes cast	Yes

(3)	Approve the 2026 Equity Incentive Plan	A majority of the votes cast	No

What are the voting procedures?

In voting by proxy, you may vote in favor of or against the proposals, or you may abstain from voting on the proposals. You should specify your respective choices on the accompanying proxy card or your vote instruction form.

All shares represented by proxy will be voted at the 2026 Annual Meeting in accordance with the choices specified on the proxy, and where no choice is specified, in accordance with the recommendations of the Board. Thus, where no choice is specified, the proxies will be voted FOR the approval of each of the Director Nominees in Proposal 1, and FOR each of Proposals 2, 3 and 4.

Is my proxy revocable?

You may revoke your proxy and reclaim your right to vote at any time before it is voted by (i) giving written notice to our administrator, (ii) delivering a properly completed, later-dated proxy card or vote instruction form to us or (iii) voting via the Internet at the 2026 Annual Meeting. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to: SkyAI, Inc., 105 Maxess Road, Suite 124, Melville, NY 11747, Attention: Principal Executive Officer. Revocations of proxies must be received prior to the time of the 2026 Annual Meeting to serve as an effective revocation of that proxy, if not casting a new vote via Internet at the 2026 Annual Meeting.

Do I have appraisal rights?

Under Nevada law, the Company’s stockholders are not entitled to appraisal rights in connection with any of the proposals to be acted upon at the 2026 Annual Meeting.

How can I find out the results of the voting at the 2026 Annual Meeting?

Preliminary voting results will be announced at the 2026 Annual Meeting. Final voting results will be published in a Current Report on Form 8-K, which we will file with the Securities and Exchange Commission (the “SEC”) within four (4) business days after the 2026 Annual Meeting.

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PROPOSAL 1:

ELECTION OF DIRECTORS NOMINEE

Five Director Nominees are to be elected at the 2026 Annual Meeting to serve until the 2027 Annual meeting of stockholders and until their respective successors shall have been elected and have qualified or until their earlier resignation or removal. Election of a board of directors requires a plurality of the votes voted.

Directors Standing for Election:

Paul K. Danner

Paul K. Danner, a member of the Board since joining the Company in September 2021, Chairperson of the Audit Committee through June 29, 2025, Executive Chairman since, June 30, 2025, Principal Executive Officer since August 24, 2025. Since 2013, Mr. Danner has been chief financial and administrative officer of PAY2DAY Solutions, Inc. dba Authvia, a FinTech software developer that provides merchants and consumers with a cloud-based CPaaS (Communications Platform as a Service) platform capable of providing end-to-end payment flows, billing, consumer management, payment analytics, and consumer insights. From 2016 to 2018, Mr. Danner was chief executive officer of Alliance MMA, Inc., which was a mixed martial arts organization creating live sports media content and offering promotional opportunities for aspiring mixed martial arts fighters. As a senior business leader, Mr. Danner has served three previous Nasdaq-listed companies as the senior corporate executive. Additionally, he has acquired extensive Board of Director expertise through six separate appointments totaling more than twenty-five years with three Nasdaq and OTCQB listed companies including Chairman, Corporate Secretary and Audit Committee assignments, as well as two development-stage ventures and one not-for-profit enterprise. Mr. Danner served as a Naval Aviator flying the F-14 Tomcat, and subsequently as an Aerospace Engineering Duty Officer supporting the Naval Air Systems Command, for 8 years on active duty plus 22 years with the reserve component of the United States Navy. He retired from the Navy in 2009 with the rank of Captain. Mr. Danner earned a BS degree in Business Finance from Colorado State University, and he holds an MBA from the Strome College of Business at Old Dominion University. Mr. Danner’s executive and marketing experience qualify him to serve on our Board.

Yuwen (Alice) Zhang

Yuwen (Alice) Zhang, Chief Investment Officer and Director since August 25, 2025. Ms Zhang is the Co-Founder of Jambo, the first web3 phone with a built-in decentralized app store. She scaled distribution to 120+ countries, launching the largest mobile network on Solana. Ms. Zhang previously co-founded Avalon Capital, a global fund of funds specializing in digital assets and technology investments spanning primary to public markets. Ms. Zhang received her Bachelor of Arts in Financial Economics from Columbia University. Ms. Zhang’s executive, investment and business operational expertise qualify her to serve on our Board.

Dr. Soren Bo Christiansen

Soren Bo Christiansen, Chairperson of the Nominating Committee effective June 30, 2025, Chairman of the Board of the Company through June 29, 2025, joined the Company in April 2018 as a Board member, became Chairman of the Board in December 2018 (Co-Chairman from 2021 to July 2023 and Chairman effective August 2023), and was CEO from April 2019 until he stepped down in September 2021. Dr. Christiansen worked for Merck & Co. Inc. for 30 years in Denmark, USA and Switzerland. He was Sr. VP Merck Vaccines (head of the Global Commercial division), President Eastern Europe, Middle East & Africa and during the last four years of his career, he was President for Europe, Middle East, Africa and Canada. He holds a medical degree from University of Copenhagen Denmark. Dr. Christiansen’s proven track record in business operations brings valuable expertise to our Board and qualifies him to serve on our Board.

Timothy J. Ruemler

Timothy J. Ruemler, a member of the Board since joining the Company in September 2021, Chairperson of the Audit Committee effective June 30, 2025 and Chairperson of the Nominating Committee through June 30, 2025, He was division President SW Florida for Centex Homes from 1993 to 2007, where he was responsible for all aspects of the Real Estate division’s activities. Mr. Ruemler has been retired since 2007. While at Centex Homes, Mr. Ruemler also held the positions of Sales Manager, Construction Manager, Controller, and Assistant Controller for the Naples, Raleigh and Tampa divisions from 1986 until 1993. Prior to his career at Centex Homes, he held auditor positions. He holds a BS in Accounting from Indiana State University. Mr. Ruemler’s business operational experience qualify him to serve on our Board.

Jason L. Monroe

Jason L. Monroe, a member of the Board since joining the Company in April 2022 and serves as Chairperson of the Compensation Committee and has served on the Audit Committee and on the Nominating and Governance Committee through June 30, 2025. Mr. Monroe has been sales manager at CVS Health since 2016 and was a pharmacy manager at CVS Health from 2014 to 2015. He was Adjunct Professor for Pharmacy Technician program at Houston Community College from 2017 to 2019. Mr. Monroe received a PharmD from the Texas Southern University College of Pharmacy & Health Science and a BS from Prairie View A&M University. Mr. Monroe’s strong operational background qualifies him to serve on our Board.

VOTE REQUIRED

Under the Bylaws, the election of each nominee requires the affirmative vote by plurality of the votes of the shares voted at the 2026 Annual Meeting.

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION TO THE BOARD OF EACH OF THE ABOVE-MENTIONED NOMINEES UNDER THIS PROPOSAL 1.

7

GOVERNANCE OF THE COMPANY

Directors and Executive Officers

The following table provides information regarding our executive officers and directors as of the date of this proxy statement:

Name	Age	Position(s)
Executive Officers:
Paul K. Danner	68	Principal Executive Officer and Executive Chairman
Yuwen (Alice) Zhang	35	Chief Investment Officer and Director
Arthur Levine	68	Chief Financial Officer

Non-Executive Directors
Soren Bo Christiansen, MD	71	Director
Timothy J. Ruemler	67	Director
Jason L. Monroe	41	Director

For more information about the experience of each of these Director Nominees see “Proposal 1: Election of Director Nominees.”

Arthur Levine

Arthur Levine has been the Company’s Chief Financial Officer since May 22, 2026, prior to which he served as the Interim Chief Financial Officer of the Company from February 2026 to May 2026. He has provided fractional and interim consulting services from 2023 to 2026 to companies in various industries at various stages of growth. From March 2021 to July 2023, Mr. Levine served as the Chief Financial Officer of NextNRG, Inc (f.k.a EzFill Holdings) (NASDAQ: NXXT), a mobile fueling company. From 2014 to 2020, Mr. Levine served as the Chief Financial Officer of Sensus Healthcare (NASDAQ: SRTS), a medical device company. Prior to 2014, he served several Nasdaq listed companies in financial executive positions. Mr. Levine received his Bachelor of Science degree from The Wharton School of the University of Pennsylvania and is a Certified Public Accountant.

Board Composition

Our board currently consists of five directors: Paul K. Danner, Alice Zhang, Soren Bo Christiansen, Timothy J. Ruemler, and Jason L. Monroe. Dr. Christiansen, Mr. Ruemler and Mr. Monroe are “independent directors” within the meaning of the Listing Rules of the Nasdaq Stock Market.

Family Relationships

No family relationships exist between any of our officers or directors.

Director Independence

The Board evaluates the independence of each nominee for election as a director of our Company in accordance with the Nasdaq Listing Rules. A majority of our Board Are “independent directors” within the meaning of the Nasdaq Listing Rules, and all directors who sit on our Audit Committee, Nominating and Corporate Governance Committee and Compensation Committee must also be independent directors.

8

Board Term of Office

Directors are elected at our annual meeting of stockholders and serve for one year until the next annual meeting of stockholders or until their successors are elected and qualified.

Committees of our Board

We have established an Audit Committee, a Compensation Committee and a Nominating and Governance Committee, or any committees performing similar functions. We have an audit committee that consists of Timothy J. Ruemler, Jason L. Monroe and Soren Bo Christiansen, a compensation committee that consists of Jason L. Monroe, Timothy J. Ruemler and Soren Bo Christiansen and a nominating committee that consists of Soren Bo Christiansen, Timothy J. Ruemler and Jason L. Monroe.

Audit Committee

The members of our Audit Committee currently are Timothy J. Ruemler, Chairperson, Jason L. Monroe and Soren Bo Christiansen. Our Board has determined that all members of the Audit Committee (i) are independent directors (as currently defined in Rule 5605(a)(2) of the Nasdaq Listing Rules); (ii) meet the criteria for independence set forth in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”); (iii) have not participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years; and (iv) are able to read and understand fundamental financial statements. Our Board has also reviewed the education, experience, and other qualifications of each member of the Audit Committee. Based upon that review, our Board has determined that Mr. Ruemler qualifies as an “audit committee financial expert” as defined in Item 407 of Regulation S-K.

The Audit Committee is governed by a written charter approved by the Board and provides assistance to the Board in fulfilling the Board’s responsibility to the Company’s stockholders relating to the Company’s accounting and financial reporting practices and system of internal control, the audit process, the quality and integrity of the Company’s financial reporting, and the Company’s process for monitoring compliance with laws and regulations and its code of conduct. The functions of the Audit Committee include, among other things:

●	Approving and retaining the independent auditors to conduct the annual audit of our financial statements;

●	Reviewing the proposed scope and results of the audit;

●	Reviewing and pre-approving audit and non-audit fees and services;

●	Reviewing accounting and financial controls with the independent auditors and our financial and accounting staff;

●	Reviewing and approving transactions between us and our directors, officers and affiliates;

●	Recognizing and preventing prohibited non-audit services;

●	Establishing procedures for complaints received by us regarding accounting matters;

●	Overseeing internal audit functions, if any; and

●	Preparing the report of the audit committee that the rules of the SEC require to be included in our annual meeting proxy statement.

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Both our independent registered public accounting firm and internal financial personnel regularly meet privately with our Audit Committee and have unrestricted access to the Audit Committee.

Our Audit Committee complies with all applicable requirements of the SEC and the listing requirements of Nasdaq. We intend to comply with future requirements to the extent they become applicable to us.

Compensation Committee

The members of our Compensation Committee currently are Jason L. Monroe, Chairperson, Timothy J. Ruemler and Soren Bo Christiansen. Our Board has determined that Messrs. Ruemler, Christiansen, and Monroe are independent in accordance with Nasdaq Rules.

The Compensation Committee is governed by a written charter approved by the Board. Under its charter, the Compensation Committee may form, and delegate authority to, subcommittees, as appropriate. The Compensation Committee will annually review and approve corporate goals and objectives relevant to Principal Executive Officer compensation, evaluate the Principal Executive Officer’s performance in light of those goals and objectives, and recommend to the Board the Principal Executive Officer’s compensation levels based on this evaluation. The Compensation Committee will also annually review and make recommendations to the Board with respect to compensation of our non-employee directors and executive officers other than the Principal Executive Officer. The functions of the Compensation Committee include, among other things:

●	Reviewing and recommending the compensation arrangements for management, including the compensation for our Principal Executive Officer;

●	Establishing and reviewing general compensation policies with the objective to attract and retain superior talent, to reward individual performance and to achieve our financial goals; and

●	Administering our stock incentive plans.

The composition of our Compensation Committee complies with all applicable requirements of the SEC and the listing requirements of Nasdaq. We intend to comply with future requirements to the extent they become applicable to us.

Nominating and Governance Committee

The members of our Nominating and Governance Committee currently are Soren Bo Christiansen, Chairperson, Timothy J. Ruemler and Jason L. Monroe. The Board has determined that Messrs. Christiansen Ruemler and Monroe are independent in accordance with Nasdaq Rules.

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The Nominating and Governance Committee is governed by a written charter approved by the Board. The functions of the Nominating and Governance Committee include, among other things:

●	Evaluating the current composition, organization and governance of the board and its committees, and making recommendations for changes thereto;

●	Reviewing each director and nominee annually;

●	Determining desired board member skills and attributes and conducting searches for prospective members accordingly;

●	Evaluating nominees, and making recommendations to the Board concerning the appointment of directors to board committees, the selection of board committee chairs, proposal of the slate of directors for election to the board, and the termination of membership of individual directors in accordance with the Board’s governance principles; and

●	Developing, adopting and overseeing the implementation of a code of business conduct and ethics.

The composition of our Nominating and Corporate Governance Committee complies with all applicable requirements of the SEC and the listing requirements of Nasdaq. We intend to comply with future requirements to the extent they become applicable to us.

Strategic Advisory Committee

The members of our Strategic Advisory Committee currently are Mr. Paul K. Danner, Ms. Yuwen (Alice) Zhang and Mr. Arthur Levine, with Yuwen (Alice) Zhang as the chairman of the committee. Our Strategic Advisory Committee’s responsibilities include guiding the company’s approach to digital assets, among other related matters.

Code of Business Conduct and Ethics

We have a Code of Business Conduct and Ethics (the “Code”) which applies to all of our directors, officers and employees. The full text of our Code is posted on our website under the Investor Relations section. We intend to disclose future amendments to, or waivers of, our Code, as and to the extent required by SEC regulations, at the same location on our website identified above or in public filings. Information contained on our website is not incorporated by reference into this filing, and you should not consider information contained on our website to be part of this filing.

Involvement in Certain Legal Proceedings

To the best of our knowledge, none of our directors or executives has, during the past ten years, been involved in any legal proceedings in subscription (f) of Item 401 of Regulation S-K.

Insider Trading Policy

On November 7, 2025, we adopted amended and restated insider trading policies and procedures governing the purchase, sale, and/or other dispositions of our securities by directors, officers, and employees, which are reasonably designed to promote compliance with insider trading laws, rules and regulations, and applicable Nasdaq listing standards.

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Section 16(a) of the Exchange Act

Section 16(a) of the Exchange Act, as amended, requires our directors and certain of our officers, as well as persons who own more than 10% of a registered class of our equity securities (“Reporting Persons”), to file reports with the SEC. To our knowledge, based solely on review of the copies of such reports furnished to us and written representations that no other reports were required, all Section 16(a) filing requirements applicable to officers, directors and greater than ten percent stockholders have been filed timely.

Director Independence

Our Board has reviewed the independence of our directors, applying the Nasdaq independence standards. Based on this review, the Board determined that each of Soren Bo Christiansen, Timothy J. Ruemler, and Jason L. Monroe are “independent” within the meaning of Item 7(d)(3)(iv)(B) of Schedule 14A under the Securities Exchange Act of 1934, as amended, and as defined by Rule 4200(a)(15) of the NASDAQ Marketplace Rules. In making this determination, our Board considered the relationships that each of these non-employee directors has with us and all other facts and circumstances our board deemed relevant in determining their independence.

Number of Meetings

During the fiscal year ended December 31, 2025, our Board met 7 times, Audit Committee met 4 times, the Nominating and Governance Committee met 1 time and the Compensation Committee met 4 times. During the year ended December 31, 2025, each of our directors attended at least 75% of the meetings of the Board and committees on which he or she served as a member.

Communications with the Board

Any stockholder or any other interested party who desires to communicate with our Board, our non-management directors, or any specified individual director, may do so by directing such correspondence to the attention of the Principal Executive Officer, SkyAI, Inc., 105 Maxess Road, Suite 124, Melville, NY 11747. The Principal Executive Officer will forward the communication to the appropriate director or directors as appropriate.

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EXECUTIVE COMPENSATION

The amounts below represent the compensation awarded to or earned by or paid to our named executive officers who had total compensation of at least $100,000 for the years ended December 31, 2025 and 2024.

Summary Compensation Table

Name and Principal Position	Calendar Year	Salary or Consulting $	Bonus $	Stock Awards $	Other Payments $	Option Awards $	Total

Robert M. Hayes (1)	2025	$1,632,545	150,000	-	890	$547,010	$2,330,445
	2024	$600,000	-	-	890	$23,790	$624,680

Paul K. Danner (2)	2025	$250,125	1,000,000	-	-	$2,207,880	$3,458,005
	2024	$-	-	-	-	$-	$-

Yuwen (Alice) Zhang (3)	2025	$212,500	-	-	-	$2,759,850	$2,972,350
	2024	$-	-	-	-	$-	$-

Andrew R. Crescenzo (4)	2025	$259,896	83,750	-	11,040	$220,788	$575,474
	2024	$225,000	-	-	11,040	$ 15 ,860	$251,900

(1)	Mr. Hayes resigned from his role as chief executive officer effective August 23, 2025. Salary includes $1.2 million severance. Other payments reflect life insurance reimbursed.
(2)	Mr. Danner has served as Director since 2021, was appointed Executive Chairman on June 30, 2025 and on August 25, 2025 was appointed Principal Executive Officer and continues to serve as a Director.
(3)	Ms. Zhang was appointed Chief Investment Officer and Director on August 25, 2025.
(4)	Mr. Crescenzo served as the Chief Financial Officer of the Company until December 31, 2025. Other payments reflect reimbursement for medical insurance.

Executive Employment Agreements

On August 25, 2025, the Company entered into a formal employment agreement (the “Original Danner Employment Agreement”) with Paul K. Danner. On May 13, 2026, the Company entered into an employment agreement (the “Danner Employment Agreement”) with Paul Danner, which replaced and superseded in its entirety the Original Danner Employment Agreement. Pursuant to the Danner Employment Agreement, Mr. Danner serves as the Company’s Principal Executive Officer and Executive Chairman for a term commencing immediately and continuing until the third anniversary of the Danner Employment Agreement, unless earlier terminated in accordance with its terms, and subject to an auto renewal of 1 year. For his services, Mr. Danner will be paid $600,000 per annum. During the course of the employment, Mr. Danner will be eligible to earn an annual cash bonus beginning in 2026 based on 1% of the year-over-year change in the Company’s market capitalization, subject to a cap of 2.5 times base salary and payable no later than March 15 of the following year, subject to continued employment through the payment date (except as otherwise provided). Mr. Danner will also be eligible to receive equity-based compensation awards from time to time, as determined in the sole discretion of the Board or a committee thereof. The Danner Employment Agreement contains a perpetual confidentiality covenant as well as non-competition and employee and customer non-solicitation covenants that apply during the Term and for a period of 18 months following Mr. Danner’s termination. In the event the Mr. Danner’s employment is terminated by the Company without cause or by Mr. Danner for good reason, Mr. Danner will be entitled to a lump sum severance payment equal to three (3) times Mr. Danner’s base salary, subject to Mr. Danner’s execution and non-revocation of a release of claims; provided that, in the event such termination occurs in connection with a change in control of the Company, Mr. Danner will also be entitled to accelerated vesting of any outstanding equity awards, whereas in the absence of a change in control, Mr. Danner will not be entitled to any such acceleration.

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On August 25, 2025, the Company entered into a formal employment agreement (the “Original Zhang Employment Agreement”) with Yuwen (Alice) Zhang. On May 13, 2026, the Company entered into an employment agreement (the “Zhang Employment Agreement”) with Yuwen Zhang, which replaced and superseded in its entirety the Original Zhang Employment Agreement. Pursuant to the Zhang Employment Agreement, Ms. Zhang serves as the Company’s Chief Investment Officer and Director for a term commencing immediately and continuing until the third anniversary of the Zhang Employment Agreement, unless earlier terminated in accordance with its terms, and subject to an auto renewal of 1 year. For her services, Ms. Zhang will be paid $600,000 per annum. During the course of the employment, Ms. Zhang will be eligible to earn an annual cash bonus beginning in 2026 based on 1% of the year-over-year change in the Company’s market capitalization, subject to a cap of 2.5 times base salary and payable no later than March 15 of the following year, subject to continued employment through the payment date (except as otherwise provided). Ms. Zhang will also be eligible to receive equity-based compensation awards from time to time, as determined in the sole discretion of the Board or a committee thereof. The Zhang Employment Agreement contains a perpetual confidentiality covenant as well as non-competition and employee and customer non-solicitation covenants that apply during the Term and for a period of 2 years following Ms. Zhang’s termination. In the event the Ms. Zhang’s employment is terminated by the Company without cause or by Ms. Zhang for good reason, Ms. Zhang will be entitled to a lump sum severance payment equal to three (3) times Ms. Zhang’s base salary, subject to Ms. Zhang’s execution and non-revocation of a release of claims; provided that, in the event such termination occurs in connection with a change in control of the Company, Ms. Zhang will also be entitled to accelerated vesting of any outstanding equity awards, whereas in the absence of a change in control, Ms. Zhang will not be entitled to any such acceleration.

On May 22, 2026, the Company entered into an employment agreement (the “CFO Agreement”) with Arthur Levine, pursuant to which Mr. Levine was appointed as the Chief Financial Officer of the Company. Pursuant to the CFO Agreement, Mr. Levine is entitled to (i) an annual base salary of $400,000, payable at least monthly and subject to annual review and potential increases by the Board or a committee thereof and (ii) an annual cash bonus of 50% of the base salary, contingent on performance and continued employment, payable in cash by March 15 of the year following the performance year. In addition to an initial equity grant, Mr. Levine will also be eligible to receive equity-based compensation awards from time to time, as determined in the sole discretion of the Board or a committee thereof. The CFO Agreement contains a perpetual confidentiality covenant as well as non-competition and employee and customer non-solicitation covenants that apply during his employment with the Company and for a period of 18 months following Mr. Levine’s termination. In the event the Mr. Levine’s employment is terminated by the Company without cause or by Mr. Levine for good reason, Mr. Levine will be entitled to a lump sum severance payment equal to one (1) times Mr. Levine’s base salary and accelerated vesting of any outstanding equity awards, subject to Mr. Levine’s execution and non-revocation of a release of claims; provided that, in the event such termination occurs in connection with a change in control of the Company, in addition to the acceleration of any outstanding equity awards Mr. Levine will be entitled to a lump sum severance payment equal to three (3) times Mr. Levine’s base salary.

Compensation of Directors

The following table sets forth compensation we paid to our directors during the year ended December 31, 2025 (excluding compensation under the Summary Compensation table above).

	Fees Earned or Paid in Cash	Stock Awards	Option Awards	All Other Compensation	Total
Name	($)	($)	($)	($)	($)
Timothy J. Ruemler (1)	$47,500		$441,576		$489,076
Paul K. Danner (1,4)	$66,000		-		$66,000
Dr Soren Bo. Christiansen (2)	$54,000		$441,576		$495,706
Brenda Simpson (3)	$66,000		$109,402		$175,402
Jason L. Monroe	$47,500		$441,576		$489,076
Annemarie Tierney (5)	$18,750		$99,388		$118,138

(1)	Appointed as Directors in September 2021.
(2)	Served as CEO and Chairman of the Board through September 15, 2021. Effective September 16, 2021, served as Co-Chairman of the Board through May 1, 2024 and then appointed Chairman on May 2, 2024 and served through June 30, 2025.
(3)	Resigned as director effective August 23, 2025.
(4)	Executive Director services performed. (See Item 11 - Executive Compensation)
(5)	Appointed as Director at stockholder meeting in October 2025 and resigned as Director effective December 19, 2025. Option Award excludes $298,164 relating to unvested awards cancelled upon resignation.

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Outstanding Equity Awards at Fiscal Year-End

The following table discloses information regarding outstanding equity awards granted or accrued as of December 31, 2025, for our named executive officers.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Vested	Number of Securities Underlying Unexercised Options (#) Unvested	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock (#) that Vested	Market value of Shares or Units of Stock (#) that have not Vested

Andrew R. Crescenzo	40,000	-	6.52	8/22/20235	-	-
	13	-	1,881	4/26/2029	-	-
	4	-	9,042	1/25/2028	-	-
	2	-	7,986	5/2/2027	-	-
	3	-	46,200	9/30/2026	-	-

Paul K. Danner	200,000	200,000	6.52	8/22/2035	-	-
	38	-	1,881	4/26/2029	-	-
	14	-	9,042	1/25/2028	-	-
	2	-	7,986	5/2/2027	-	-
	4	-	46,200	9/15/2026	-	-

Yuwen (Alice) Zhang	250,000	250,000	6.52	8/22/2035	-	-

Equity Incentive Plan

On August 22, 2025, subsequent to the Board approval on July 15, 2025, the stockholders approved the 2025 Equity Incentive Plan (“Prior Plan”), to provide for the issuance of up to 2,000,000 options and/or shares of restricted stock be available for issuance to officers, directors, employees and consultants.

During the year ended December 31, 2025, the Company granted ten-year options (the “Options”) to purchase a total of 1,935,000 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) to its directors, executive officers, employees and consultants pursuant to the Company’s Prior Plan. The Options are exercisable at an average price of $6.35 per share which was based on the closing price on the respective grant dates. Following such issuances there remains only 145,000 shares reserved under the Prior Plan including 80,000 from forfeitures.

During the year ended December 31, 2024, the Company granted five-year options (the “Options”) to purchase a total of 211 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) to its directors, executive officers, employees and consultants pursuant to the Company’s 2023 Plan. The Options are exercisable at an average price of $1,811 per share which was based on the closing price on the respective grant dates.

Clawback Policy

In accordance with SEC and Nasdaq requirements, we have adopted an executive compensation recovery policy regarding the adjustment or recovery of certain incentive awards or payments made to current or former executive officers in the event that we are required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the securities laws. In general, the policy provides that, unless an exception applies, we will seek to recover compensation that is awarded to an executive officer based on the Company’s attainment of a financial metric during the three-year period prior to the fiscal year in which the restatement occurs, to the extent such compensation exceeds the amount that would have been awarded based on the restated financial results.

Compensation Committee Interlocks and Insider Participation

No member of the compensation committee will be a current or former executive officer or employee of ours or any of our subsidiaries. None of our executive officers serves as a member of the Board or compensation committee of any company that has one or more of its executive officers serving as a member of our compensation committee.

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BENEFICIAL OWNERSHIP OF OUR CAPITAL STOCK BY CERTAIN BENEFICIAL

OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of August 11, 2026, based on information obtained from the persons named below, with respect to the beneficial ownership common stock, by:

●	each person known by us to be the beneficial owner of more than 5% of our outstanding common stock;

●	each of our executive officers and directors that beneficially owns our common stock; and

●	all our executive officers and directors as a group.

In the table below, percentage ownership is based on 43,247,506 shares of our common stock issued and outstanding as of August 11, 2026. The table below does not include pre-funded warrants to purchase 24,409,439 shares of our common stock nor strategic advisor warrants to purchase 4,163,467 shares of our common stock, each at an exercise price of $0.0001, the par value of our common stock.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. In computing the number and percentage of shares beneficially owned by a person, shares that may be acquired by such person (for example, upon the exercise of options or warrants) within 60 days following August 11, 2026 are counted as outstanding, while these shares are not counted as outstanding for computing the percentage ownership of any other person. Except as otherwise indicated, each person or entity named in the table has sole voting and investment power with respect to all shares of our capital shown as beneficially owned, subject to applicable community property laws.

The address of each holder listed below, except as otherwise indicated, is c/o SkyAI, Inc., 105 Maxess Road, Suite 124, Melville, NY 11747.

Name and address of beneficial owner	Number of shares of common stock beneficially owned (6)	Percentage of common stock beneficially owned
Directors and Executive Officers:
Yuwen (Alice) Zhang (1)	514,040	1.2
Dr. Soren Bo Christiansen (2)	80,061	*
Paul K. Danner (3)	400,058	*
Timothy J. Ruemler (4)	100,238	*
Jason L. Monroe (5)	80,016	*
Arthur Levine	-	*
Andrew R. Crescenzo (7)	40,022	*
All Directors and Officers as a Group	1,214,412	2.7%
5% Stockholders
Electric Capital Frontier Fund II, LP (8)	3,132,755	6.8%
Saba Capital Management, L.P. (9)	3,050,450	6.9%
Wei Zhu (10)	4,294,891	9.9%
Solios, Inc. (11)	10,665,460	9.9%

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*	Less than 1%.

(1)	Includes 500,000 shares underlying options and 14,040 shares owned by spouse.

(2)	Includes 80,037 shares underlying options.

(3)	Includes 400,058 shares underlying options.

(4)	Includes 80,020 shares underlying options.

(5)	Includes 80,016 shares underlying options.

(6)	Beneficial ownership does not include shares underlying options or other equity awards that are scheduled to vest more than 60 days after August 11, 2026

(7)	Includes 40,022 shares underlying options.

(8)	According to a Schedule 13G filed with the SEC on December 22, 2025 by Electric Capital Frontier Fund II, LP (“Frontier Fund II”), Electric Capital Frontier Fund GP II, LLC (“Frontier Fund GP”), Electric Capital Venture Fund III, LP (“Venture Fund III”), Electric Capital Venture Fund GP III, LLC (“Venture Fund GP”), and Electric Capital Partners, LLC (“Investment Manager”) (the “Electric Capital Reporting Persons”), consists of 3,132,755 shares underlying certain warrants held by the Electric Capital Reporting Persons. The address of the principal business office for Frontier Fund II, Frontier Fund GP, Venture Fund III, Venture Fund GP, and Investment Manager is 855 El Camino Real, #13A-152, Palo Alto, California 94301.

(9)	According to a Schedule 13G/A filed with the SEC on August 13, 2026 by Saba Capital Management, L.P., a Delaware limited partnership (“Saba Capital”), Saba Capital Management GP, LLC, a Delaware limited liability company (“Saba GP”), and Boaz R. Weinstein (the “Saba Reporting Persons”), includes 1,538,462 Shares issuable upon the exercise of certain warrants held by the Saba Reporting Persons,. The address of the principal business office for Saba Capital, Saba GP, and Mr. Weinstein is 405 Lexington Avenue, 58th Floor, New York, New York 10174.

(10)	According to a Schedule 13G/A filed with the SEC on August 14, 2026 by Bastion Trading Limited (“Bastion Trading”), Bastion Holdings Limited (“Bastion Holdings”), and Mr. Zhu (the “Bastion Reporting Persons”), the Bastion Reporting Persons' ownership of the Issuer's securities includes (i) 1,345,417 shares of common stock; (ii) pre-funded warrants (the "Pre-Funded Warrants") exercisable for up to 4,234,615 shares of common stock; and (iii) warrants (the "Stapled Warrants" and, together with the Pre-Funded Warrants, the "Warrants") exercisable for up to 5,384,615 shares of common stock held directly by Bastion Trading, and 2,940,075 shares of common stock held directly by Lucio Holding. Each of the Pre-Funded Warrants and the Stapled Warrants contains a provision (the "Beneficial Ownership Blockers") which precludes exercise of the Warrants to the extent that, following exercise, Bastion Trading, together with its affiliates and other attribution parties, would own more than 9.99% of the common stock outstanding. Bastion Trading is currently prohibited from exercising the Warrants to the extent that such exercise would result in Mr. Zhu's beneficial ownership of more than 4,294,891 shares of common stock. The address of the principal business office for Bastion Trading, Bastion Holdings and Mr. Zhu is Office 4, Ground Floor, Parcel 134, Block 2837E, Road Town, Tortola, British Virgin Islands

(11)	According to a Schedule 13D/A filed with the SEC on February 13, 2026 by Solios, Inc., a Delaware corporation (“Solios”), FalconX Alpha, Inc., a Delaware corporation (“FalconX Alpha”), MNNC Capital Digital Asset Opportunities Master Fund LP, a Cayman Islands limited partnership (“MNNC Master Fund”), MNNC Capital Digital Opportunities BTC Master Fund LP, a Cayman Islands limited partnership (“MNNC BTC Master Fund”), MNNC Capital GP LLC, a Cayman Islands limited liability company (“MNNC GP”), Monarch Digital, Inc., a Cayman Islands exempted company (“Monarch Digital”), and FalconX Holdings Limited, a Cayman Islands exempted company (“FalconX Holdings”) (the “FalconX Reporting Persons”), the Shares beneficially owned by the FalconX Reporting Persons consist of (i) 461,538 Shares; (ii) Cryptocurrency Pre-Funded Warrants exercisable for 4,871,192 shares of Common Stock; (iii) Cash Stapled Warrants exercisable for 461,538 shares of Common Stock; and (iv) Cryptocurrency Stapled Warrants exercisable for 4,871,192 shares of Common Stock. Each of the foregoing warrants became exercisable upon receipt of stockholder approval on October 14, 2025. The Cryptocurrency Pre-Funded Warrants are subject to a 9.99% beneficial ownership limitation that restricts exercise to the extent such exercise would result in FalconX Reporting Persons beneficially owning more than 9.99% of the Issuer's outstanding Common Stock. Because the shares underlying the Cash Stapled Warrants and Cryptocurrency Stapled Warrants alone exceed such limitation, no shares issuable upon exercise of the Pre-Funded Warrants are included in the beneficial ownership of FalconX Reporting Persons. The Cash Stapled Warrants and Cryptocurrency Stapled Warrants are not subject to any beneficial ownership limitation and are exercisable within 60 days for purposes of Rule 13d-3(d)(1)(i). Accordingly, the shares underlying such warrants are included in FalconX Reporting Persons beneficial ownership. The FalconX Reporting Persons may be deemed to beneficially own an aggregate of 5,794,268 shares of the Shares, representing approximately 14.9% of the outstanding shares of Common Stock. The address of the principal business office for Solios, FalconX Alpha, MNNC Master Fund, MNNC BTC Master Fund, MNNC GP, Monarch Digital, and FalconX Holdings is 1850 Gateway Drive, 6th Floor, San Mateo, CA 94404.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Other than as set forth below and compensation arrangements, including employment, there have been no transactions since January 1, 2025, in which the amount involved in the transaction exceeded or will exceed the lesser of $120,000 or one percent of the average of our total assets as at the year-end for the last two completed fiscal years, and to which any of our directors, executive officers or beneficial holders of more than 5% of our capital stock, or any immediate family member of, or person sharing the household with, any of these individuals, had or will have a direct or indirect material interest.

As of December 31, 2025 and 2024, accounts payable and accrued liabilities include $26,572 and $99,500, respectively, payable to officers, and directors of the Company. The amounts are unsecured, non-interest bearing and are due on demand.

Consulting services provided by Sol Edge Limited (“Consultant”) for the fiscal year ending December 31, 2025 was $3,333,333. At December 31, 2025, the Company recorded a prepaid expense of $6,666,667 relating the annual payment under the Consulting Agreement.

In connection with a strategic advisory consulting agreement entered into on August 28, 2025, with Sol Markets, (the “Strategic Advisor”) a related party, the Company issued warrants to purchase 6,321,367 shares of the Company’s Common Stock. The FMV of the warrants recorded for the year ended December 31, 2025, which was computed based on the market value of the underlying common stock, was $101.3 million.

The Company also incurred an expense of $100,000 in 2025 pursuant to a consulting agreement with Sol Markets for marketing services.

Both the Consultant and the Strategic Advisor are wholly-owned and controlled by James Zhang, the brother of Alice Zhang, our Chief Investment Officer and Director.

Policies and Procedures for Related Party Transactions

Our related party transactions policy provides that transactions with directors, officers and holders of five percent or more of our voting securities and their affiliates, each a related party must be approved by our audit committee. Pursuant to this policy, the audit committee has the primary responsibility for reviewing and approving or disapproving “related party transactions,” which are transactions between us and related persons in which the aggregate amount involved exceeds or may be expected to exceed the lesser of (i) $104,365 or (ii) one percent of the average of our total assets for the last two completed fiscal years, and in which a related person has or will have a direct or indirect material interest. For purposes of this policy, a related person will be defined as a director, executive officer, nominee for director, or greater than 5% beneficial owner of our common stock, in each case since the beginning of the most recently completed year, and their immediate family members.

In considering related-person transactions, our audit committee or another independent body of our Board will take into account the relevant available facts and circumstances including, but not limited to:

●	the risks, costs and benefits to us;
●	the impact on a director’s independence in the event the related person is a director, immediate family member of a director or an entity with which a director is affiliated;
●	the terms of the transaction;
●	the availability of other sources for comparable services or products; and
●	the terms available to or from, as the case may be, unrelated third parties under the same or similar circumstances.

The audit committee or other independent body of our Board will not approve any related party transaction unless it is on the same basis as an arms’ length transaction and approved by a majority of the disinterested directors.

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REPORT OF THE AUDIT COMMITTEE

The following Audit Committee Report shall not be deemed to be “soliciting material,” “filed” with the SEC, or subject to the liabilities of Section 18 of the Exchange Act. Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended, or the Exchange Act, that might incorporate by reference future filings, including this proxy statement, in whole or in part, the following Audit Committee Report shall not be incorporated by reference into any such filings.

The Audit Committee is comprised of three independent directors (as defined under Rule 5605(a)(2) of the Nasdaq Stock Market). The Audit Committee operates under a written charter, which is available at www.skyai.co and will also be provided in print to any stockholder upon request to the Company’s administrator.

We have reviewed and discussed with management the Company’s audited consolidated financial statements as of and for the fiscal year ended December 31, 2025.

We have reviewed and discussed with management the Company’s outside accounting firm, the quality and the acceptability of the Company’s financial reporting and internal controls.

We have discussed with the Company’s outside accounting firm the overall scope and plans for their audit as well as the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

We have discussed with management and the Company’s outside accounting firm such other matters as required to be discussed with the Audit Committee under Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board (the “PCAOB”) in Rule 3200T, and other auditing standards generally accepted in the United States, the corporate governance standards of the Nasdaq Stock Market and the Audit Committee’s Charter.

We have received and reviewed the written disclosures and the letter from the Company’s outside accounting firm required by applicable requirements of the PCAOB regarding the Company’s outside accounting firm communications with the Audit Committee concerning independence, and have discussed with the Company’s outside accounting firm, their independence from management and the Company.

Based on the reviews and discussions referred to above, we recommended to the Board that the financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 for filing with the SEC.

This proxy statement is submitted by the Audit Committee of the Board of Directors:

Timothy J. Ruemler

Soren Bo Christiansen, MD

Jason L. Monroe

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PROPOSAL 2:

RATIFICATION OF THE APPOINTMENT

OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Board has appointed PKF, to serve as our independent registered public accounting firm for the year ending December 31, 2026. PKF has been serving as our independent registered public accounting firm since 2023. A representative of PKF is expected to be present at the 2026 Annual Meeting.

Our Audit Committee retains our independent registered public accounting firm and approves in advance all audit and non-audit services performed by this firm and any other auditing firms. Although management has the primary responsibility for the financial statements and the reporting process including the systems of internal control, the Audit Committee consults with management and our independent registered public accounting firm regarding the preparation of financial statements and generally oversees the relationship of the independent registered public accounting firm with our Company. The independent registered public accounting firm is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, relating to their judgments as to the quality, not just the acceptability, of the Company’s accounting principles, and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards.

We have been advised by PKF that neither the firm nor any of its associates had any relationship during the last fiscal year with our Company other than the usual relationship that exists between independent registered public accountant firms and their clients. Representatives of PKF are expected to attend the 2026 Annual Meeting virtually and therefore are expected to be available to respond to any questions.

Fees Paid to Auditor

Fees for services performed by PKF during the years ended December 31, 2025 and 2024:

	December 31, 2025	December 31, 2024
Audit fees	$478,000	$230,650
Audit related fees	-	-
Total	$478,000	$230,650

Audit Fees are fees paid by the Company to PKF in 2025 and 2024 for professional services for the audit of the Company’s financial statements, included in the Annual Report, review of financial statements included in the Form 10-Qs and for services related to registration statements and other filings.

Audit-Related Fees

There were no audit related fees for the years ended December 31, 2025 and 2024.

All Other Fees

We did not pay PKF for any other services for the years ended December 31, 2025 and 2024.

Pre-Approval Policy

Our Audit Committee, on a going-forward basis, pre-approves all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit).

VOTE REQUIRED

The affirmative vote of the holders of a majority of the votes cast at the 2026 Annual Meeting is required for the ratification of the appointment of PKF as our independent registered public accounting firm for the fiscal year ending December 31, 2026. Brokers may vote on this proposal without instructions from the beneficial holder.

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF PKF AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026 UNDER THIS PROPOSAL 2.

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PROPOSAL 3:

APPROVE THE 2026 Equity Incentive Plan

At the 2026 Annual Meeting, our stockholders will be asked to consider and vote upon a proposal to approve the SkyAI, Inc. 2026 Equity Incentive Plan, which is referred to herein as the “2026 Plan,” a copy of which is attached to this Proxy Statement as Annex A.

On August 6, 2026, our Board, after careful consideration, unanimously adopted and approved the 2026 Plan, subject to stockholder approval. Our Board believes that increasing the number of shares available for future equity awards is in the best long-term interests of both the Company and its stockholders The 2026 Plan will become effective on the date it is approved by our stockholders at the 2026 Annual Meeting and, following stockholder approval, no additional stock awards will be granted under the Company’s Sharps Technology, Inc. 2025 Equity Incentive Plan (the “Prior Plan”) provided that any awards outstanding will continue to be outstanding and in effect, until they are exercised, vest or are terminated under the provisions of the Prior Plan.

If the 2026 Plan is not approved by our stockholders, it will not become effective and no awards will be granted thereunder, and the Company may continue to make grants under the Prior Plan, subject to the terms and conditions of the Prior Plan.

Reasons for the Adoption of the 2026 Plan

As with virtually every growth-oriented technology company, our ability to execute that strategy depends upon attracting, retaining and motivating exceptional people. In today’s highly competitive market, equity-based compensation is one of the most effective tools available to align the interests of our employees, executives and directors with those of our stockholders while prudently preserving cash to invest in our future.

In evaluating the appropriate size of the proposed increase, we considered numerous factors, including the remaining capacity under the current plan, our anticipated hiring and retention requirements, projected future equity needs, and an extensive review of comparable Digital Asset Treasury companies and other technology issuers. Based upon that analysis, we believe the proposed increase represents a measured and conservative approach that provides us with the flexibility necessary to execute its strategic objectives while remaining appropriately mindful of shareholder dilution.

Importantly, the proposed authorization remains below the median equity incentive plan authorizations by comparable Digital Asset Treasury companies when measured on a fully diluted basis which includes prefunded warrants and other warrants exercisable at par value. The Shares issuable under the 2026 Plan will represent only 7.2% of (A) our issued and outstanding Shares, plus (B) the exercise of all outstanding pre-funded warrants, plus (C) all warrants held by our Strategic Advisor with an exercise price of $0.0001.

Summary of Material Terms of the 2026 Plan

The following is a summary of the material features of the 2026 Plan. This summary is qualified in its entirety by the full text of the 2026 Plan, a copy of which is included as Annex A to this Proxy Statement.

Purpose

The purpose of the 2026 Plan is to enhance the ability of the Company to attract, retain and motivate persons who make important contributions to the Company by providing these individuals with equity ownership opportunities and/or equity-linked compensatory opportunities. Equity awards and equity-linked compensatory opportunities are intended to assist in further aligning the interests of directors, employees, and consultants with those of our stockholders.

Eligibility

The Administrator may grant awards to any director, employee or consultant of the Company or its subsidiaries. Only employees are eligible to receive incentive stock options.

Administration

The 2026 Plan will be administered by the Board or one more committees or subcommittees of the Board, which will be comprised, unless otherwise determined by the Board, solely of not less than two members who will be non-employee directors (a “Committee”), or any officer that has been delegated administrative authority pursuant to the 2026 Plan for the duration such delegation is in effect (collectively, the “Administrator”). The Administrator will have full power to (i) designate participants; (ii) determine the type or types of awards to be granted to a participant; (iii) determine the number of shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, awards; (iv) determine the terms and conditions of any award; (v) determine whether, to what extent, and under what circumstances awards may be settled or exercised in cash, shares, other securities, other awards or other property, or canceled, forfeited, or suspended, and the method or methods by which awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances the delivery of cash, shares, other securities, other awards or other property and other amounts payable with respect to an award shall be made; (vii) interpret, administer, reconcile any inconsistency in, settle any controversy regarding, correct any defect in and/or complete any omission in the 2026 Plan and any instrument or agreement relating to, or award granted under, the 2026 Plan; (viii) establish, amend, suspend, or waive any rules and regulations and appoint such agents as the administrator shall deem appropriate for the proper administration of the 2026 Plan; (ix) accelerate the vesting or exercisability of, payment for or lapse of restrictions on, awards; (x) to reprice existing awards or to grant awards in connection with or in consideration of the cancellation of an outstanding award with a higher price;  and (xi) make any other determination and take any other action that the administrator deems necessary or desirable for the administration of the 2026 Plan.

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Share Reserve

The maximum aggregate number of shares of our common stock (the “Shares”) that may be issued under the 2026 Plan is the sum of (A) 5,000,000, plus (B) any Shares that are available for issuance under the Prior Plan as of the effective date of the 2026 Plan (as of the date of this Proxy Statement, 145,000 Shares remain available for issuance under the Prior Plan). The 5,145,000 Shares issuable under the 2026 Plan represents 7.2% of (A) our issued and outstanding Shares, plus (B) the exercise of all outstanding pre-funded warrants, plus (C) all warrants held by our Strategic Advisor with an exercise price of $0.0001.

Up to 5,000,000 Shares may be issued upon the exercise of incentive stock options.

Shares issuable under the 2026 Plan may be authorized, but unissued, or reacquired Shares. Any Shares subject to an award that expires or is canceled, forfeited, or terminated without issuance of the full number of Shares to which the award related will again be available for issuance under the 2026 Plan. However, Shares subject to an award under the 2026 Plan will not again be made available for issuance or delivery under the 2026 Plan if such Shares are (a) Shares tendered in payment of an option, (b) Shares delivered or withheld by the Company to satisfy any tax withholding obligation, or (c) Shares covered by a stock-settled stock appreciation right or other awards that were not issued upon the settlement of the award. Additionally, Shares issued as “substitute awards” (as defined in the 2026 Plan) will not count against the 2026 Plan’s share limit, except substitute awards that are incentive stock options will count against the incentive stock option limit.

The share reserve described herein may be subject to certain adjustments in the event of certain changes in the capitalization of the Company (see Equitable Adjustments below).

Annual Limitation on Awards to Non-Employee Directors

The 2026 Plan contains a limitation whereby the value of all awards under the 2026 Plan and all other cash compensation paid by the Company to any non-employee director may not exceed $1,000,000 for the first calendar year a non-employee director is initially appointed to the Board, and $750,000 in any other calendar year.

Types of Awards

The 2026 Plan provides for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, dividend equivalent awards, and other stock- or cash-based awards (collectively, “awards”).

Stock Options. The 2026 Plan permits the granting of both options intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) and options that do not so qualify. Options granted under the 2026 Plan will be nonqualified options if they fail to qualify as incentive stock options or exceed the annual limit on incentive stock options. Incentive stock options may only be granted to employees of the Company and its subsidiaries. Nonqualified options may be granted to any persons eligible to receive awards under the 2026 Plan.

The exercise price of each option will be determined by the Administrator, but such exercise price may not be less than 100% of the fair market value of one Share on the date of grant or, in the case of an incentive stock option granted to a 10% or greater stockholder, 110% of such Share’s fair market value. The term of each option will be set by the Administrator and may not exceed ten (10) years from the date of grant (or five (5) years for an incentive stock option granted to a 10% or greater stockholder). The Administrator will determine at what time or times each option may be exercised, including the ability to accelerate the vesting of such options.

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Upon exercise of an option, the exercise price must be paid in full either in cash, check or, with approval of the Administrator, by surrender of other Shares that meet the conditions established by the Administrator to avoid adverse accounting consequences to the Company, by broker-assisted cashless exercise, by delivery of a notice of “net exercise” to the Company, such other consideration and method of payment to the extent permitted by applicable law, or any combination of the foregoing methods of payment.

Stock Appreciation Rights. The Administrator may award stock appreciation rights subject to such conditions and restrictions as it may determine. Stock appreciation rights entitle the recipient to Shares or cash, equal to the value of the appreciation in the Company’s stock price over the exercise price, as set by the Administrator and which will be at least equal to the fair market value of a Share on the grant date. The term of each stock appreciation right will be set by the Administrator and may not exceed ten years from the date of grant. The Administrator will determine at what time or times each stock appreciation right may be exercised, including the ability to accelerate the vesting of such stock appreciation rights.

Restricted Stock. A restricted stock award is an award of Shares that vest in accordance with the terms and conditions established by the Administrator. The Administrator will determine the persons to whom grants of restricted stock awards are made, the number of restricted shares to be awarded, the price (if any) to be paid for the restricted shares, the time or times within which awards of restricted stock may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of restricted stock awards. Unless otherwise provided in the applicable award agreement, a participant generally will have the rights and privileges of a stockholder as to such restricted shares, including without limitation the right to vote such restricted shares and the right to receive cash dividends, if applicable.

Restricted Stock Units. Restricted stock units are the right to receive Shares at a future date in accordance with the terms of such grant upon the attainment of certain conditions specified by the Administrator. Restrictions or conditions could include, but are not limited to, the attainment of performance goals, continuous service with the Company or its subsidiaries, the passage of time or other restrictions or conditions. The Administrator determines the persons to whom grants of restricted stock units are made, the number of restricted stock units to be awarded, the time or times within which awards of restricted stock units may be subject to forfeiture, the vesting schedule, and rights to acceleration thereof, and all other terms and conditions of the restricted stock unit awards. The value of the restricted stock units may be paid in Shares, cash, other securities, other property, or a combination of the foregoing, as determined by the Administrator.

The holders of restricted stock units will have no voting rights. Prior to settlement or forfeiture, restricted stock units awarded under the 2026 Plan may, at the Administrator’s discretion, provide for a right to dividend equivalents.

Performance Awards. The Administrator has the authority to grant stock options, stock appreciation rights, restricted stock, or restricted stock units as a performance award, which means that such awards vest at least in part upon the attainment of one or more specified performance criteria. For each performance period, the Administrator will have the sole authority to select the length of such performance period, the types of performance award to be granted, the performance criteria that will be used to establish the performance goals, and the level(s) of performance which shall result in a performance award being earned. At any time, the Administrator may adjust or modify the calculation of a performance goal for a performance period, to appropriately reflect any circumstance or event that occurs during a performance period and that in the Administrator’s sole discretion, warrants adjustment or modification. Depending on the type of performance award granted, the previously discussed terms and conditions will also apply to a performance award.

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Performance criteria for a performance award may be based on the attainment of specific levels of performance of the Company (and/or one or more subsidiaries, divisions, business segments or operational units, or any combination of the foregoing) and may include, without limitation, any of the following: (i) net earnings or net income (before or after taxes); (ii) basic or diluted earnings per share (before or after taxes); (iii) revenue or revenue growth (measured on a net or gross basis); (iv) gross profit or gross profit growth; (v) operating profit (before or after taxes); (vi) return measures (including, but not limited to, return on assets, capital, invested capital, equity, or sales); (vii) cash flow (including, but not limited to, operating cash flow, free cash flow, net cash provided by operations and cash flow return on capital); (viii) financing and other capital raising transactions (including, but not limited to, sales of the Company’s equity or debt securities); (ix) earnings before or after taxes, interest, depreciation and/or amortization; (x) gross or operating margins; (xi) productivity ratios; (xii) share price (including, but not limited to, growth measures and total stockholder return); (xiii) expense targets; (xiv) margins; (xv) productivity and operating efficiencies; (xvi) customer satisfaction; (xvii) customer growth; (xviii) working capital targets; (xix) measures of economic value added; (xx) inventory control; (xxi) enterprise value; (xxii) sales; (xxiii) debt levels and net debt; (xxiv) combined ratio; (xxv) timely launch of new facilities; (xxvi) client retention; (xxvii) employee retention; (xxviii) timely completion of new product rollouts; (xxix) cost targets; (xxx) reductions and savings; (xxxi) productivity and efficiencies; (xxxii) strategic partnerships or transactions; and (xxxiii) personal targets, goals or completion of projects. Any one or more of the performance criteria may be used on an absolute or relative basis to measure the performance of the Company and/or one or more subsidiaries as a whole or any business unit(s) of the Company and/or one or more subsidiaries or any combination thereof, or any of the above performance criteria may be compared to the performance of a selected group of comparison or peer companies, or a published or special index that the Administrator deems appropriate, or as compared to various stock market indices.

Dividend Equivalents. An award of dividend equivalents entitles the holder to be credited with an amount equal to all dividends paid on one Share while the holder’s tandem award is outstanding. Dividend equivalents may be paid currently or credited to an account for the participant, settled in cash or Shares, and subject to the same restriction on transferability and forfeitability as the award with respect to which the dividend equivalents are granted.

Other Stock- or Cash-Based Awards. Other stock-based awards may be granted either alone, in addition to, or in tandem with, other awards granted under the 2026 Plan and/or cash awards made outside of the 2026 Plan. The Administrator shall have authority to determine the service providers to whom and the time or times at which other stock-based awards shall be made, the amount of such other stock-based awards, and all other conditions of the other stock-based awards including any dividend and/or voting rights. The Administrator may grant cash awards in such amounts and subject to such performance or other vesting criteria and terms and conditions as the Administrator may determine.

Repricing

Notwithstanding anything to the contrary in the 2026 Plan, unless a repricing is approved by stockholders, in no case may the Administrator (i) amend an outstanding option or stock appreciation right to reduce the exercise price of the award, (ii) cancel, exchange, or surrender an outstanding option or stock appreciation right in exchange for cash or other awards for the purpose of repricing the award, or (iii) cancel, exchange, or surrender an outstanding option or stock appreciation right in exchange for an option or stock appreciation right with an exercise price that is less than the exercise price of the original award.

Tax Withholding

Participants in the 2026 Plan are responsible for the payment of any federal, state, or local taxes that the Company or its subsidiaries are required by law to withhold upon the exercise of options or stock appreciation rights or vesting of other awards. Without limitation, the Administrator may, in its sole discretion, permit a participant to satisfy, in whole or in part, the foregoing withholding liability by (A) the delivery of Shares (which are not subject to any pledge or other security interest) owned by the participant having a fair market value equal to such withholding liability, (B) having the Company withhold from the number of Shares otherwise issuable or deliverable pursuant to the exercise or settlement of the award a number of Shares with a fair market value equal to such withholding liability, (C) deducting an amount sufficient to satisfy such withholding obligation from any payment of any kind otherwise due to a participant, (D) accepting a payment from the participant in cash, by wire transfer of immediately available funds, or by check made payable to the order of the Company, or (E) if there is a public market for shares at the time the withholding obligation for a tax obligation is to be satisfied, selling Shares issued pursuant to the award creating the withholding obligation. The amount withheld pursuant to any of the foregoing payment forms will be determined by the Company and may be up to (but not in excess of) the aggregate amount of such obligations based on the maximum statutory withholding rates in the participant’s jurisdiction for all tax obligations that are applicable to such taxable income.

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Equitable Adjustments

In the event of a merger, consolidation, recapitalization, stock split, reverse stock split, reorganization, split-up, spin-off, combination, repurchase or other change in corporate structure affecting the Shares, the Administrator will adjust (i) the number and class of shares which may be delivered under the 2026 Plan (or number and kind of other securities or other property); (ii) the number, class and price (including the exercise or strike price of options and stock appreciation rights) of shares subject to outstanding awards, (iii) any applicable performance criteria, performance period, and other terms and conditions of outstanding performance awards, and (iv) the 2026 Plan’s numerical limits.

Change in Control

In the event of any change in control (as defined in the 2026 Plan), any outstanding award will be treated in accordance with the applicable award agreement. If the applicable award agreement does not specify the treatment of the award in a change in control, the award will be treated as determined by the Administrator in its sole discretion, and the Administrator will not be obligated to treat all outstanding awards similarly.

Transferability of Awards

Unless determined otherwise by the Administrator, an award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner, except to a participant’s estate or legal representative, and may be exercised, during the lifetime of the participant, only by the participant.

Term

The 2026 Plan will become effective when approved by our stockholders, and, unless terminated earlier, the 2026 Plan will continue in effect for a term of ten (10) years.

Amendment and Termination

Our Board may amend, alter, suspend or terminate the 2026 Plan at any time. No amendment or termination of the 2026 Plan will materially impair the rights of any participant, unless mutually agreed otherwise between the participant and the Company. Approval of the stockholders shall be required for any amendment, where required by applicable law, as well as (i) to increase the number of Shares available for issuance under the 2026 Plan and (ii) to change the persons or class of persons eligible to receive awards under the 2026 Plan.

Recoupment Policy

All awards granted under the 2026 Plan, all amounts paid under the 2026 Plan, and all Shares issued under the 2026 Plan shall be subject to reduction, recoupment, clawback, or recovery by the Company in accordance with applicable laws and with Company policy.

Form S-8

The Company intends to file with the SEC a registration statement on Form S-8 covering the Shares issuable under the 2026 Plan.

Material United States Federal Income Tax Considerations

The following is a general summary under current law of the material U.S. federal income tax considerations related to awards and certain transactions under the 2026 Plan, based upon the current provisions of the Code and regulations promulgated thereunder. This summary deals with the general federal income tax principles that apply and is provided only for general information. It does not describe all federal tax consequences under the 2026 Plan, nor does it describe state, local, or foreign income tax consequences or federal employment tax consequences. The rules governing the tax treatment of such awards are quite technical, so the following discussion of tax consequences is necessarily general in nature and is not complete. In addition, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. This summary is not intended as tax advice to participants, who should consult their own tax advisors.

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The 2026 Plan is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended. The Company’s ability to realize the benefit of any tax deductions described below depends on the Company’s generation of taxable income as well as the requirement of reasonableness and the satisfaction of the Company’s tax reporting obligations.

Incentive Stock Options. No taxable income is generally realized by the optionee upon the grant or exercise of an incentive stock option. If Shares issued to an optionee pursuant to the exercise of an incentive stock option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then generally (i) upon sale of such Shares, any amount realized in excess of the option exercise price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) neither the Company nor its subsidiaries will be entitled to any deduction for federal income tax purposes; provided that such incentive stock option otherwise meets all of the technical requirements of an incentive stock option. The exercise of an incentive stock option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.

If the Shares acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a “disqualifying disposition”), generally (i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the Shares at exercise (or, if less, the amount realized on a sale of such Shares) over the option exercise price thereof, and (ii) the Company or its subsidiaries will be entitled to deduct such amount. Special rules will apply where all or a portion of the exercise price of the incentive stock option is paid by tendering Shares.

If an incentive stock option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a nonqualified option. Generally, an incentive stock option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or one year in the case of termination of employment by reason of disability). In the case of termination of employment by reason of death, the three-month rule does not apply.

Nonqualified Options. No income is generally realized by the optionee at the time a nonqualified option is granted. Generally, (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option exercise price and the fair market value of the Shares issued on the date of exercise, and the Company or its subsidiaries receive a tax deduction for the same amount, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the Shares have been held. Special rules will apply where all or a portion of the exercise price of the nonqualified option is paid by tendering Shares. Upon exercise, the optionee will also be subject to Social Security taxes on the excess of the fair market value of the Shares over the exercise price of the option.

Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Dividend Equivalent Awards and Other Stock- and Cash-Based Awards. The current federal income tax consequences of other awards authorized under the 2026 Plan generally follow certain basic patterns: (i) stock appreciation rights are taxed and deductible in substantially the same manner as nonqualified options; (ii) nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value of the Shares over the price paid, if any, only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant through a Section 83(b) election); and (iii) restricted stock units, dividend equivalents, and other stock- or cash-based awards are generally subject to tax at the time of payment. The Company or its subsidiaries generally should be entitled to a federal income tax deduction in an amount equal to the ordinary income recognized by the participant at the time the participant recognizes such income.

The participant’s basis for the determination of gain or loss upon the subsequent disposition of Shares acquired from a stock appreciation right, restricted stock, restricted stock unit, dividend equivalent award, or other stock-based award will be the amount paid for such shares plus any ordinary income recognized when the shares were originally delivered, and the participant’s capital gain holding period for those shares will begin on the day after they are transferred to the participant.

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Performance Awards. The tax consequences of performance awards will generally mirror those of the underlying award type, each of which is discussed above.

Parachute Payments. The vesting of any portion of an award that is accelerated due to the occurrence of a change in control (such as a sale event) may cause all or a portion of the payments with respect to such accelerated awards to be treated as “parachute payments” as defined in the Code. Any such parachute payments may be non-deductible to either the Company or its subsidiaries, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

Section 409A. The foregoing description assumes that Section 409A of the Code does not apply to an award under the 2026 Plan. In general, stock options and stock appreciation rights are exempt from Section 409A if the exercise price per share is at least equal to the fair market value per share of the underlying stock at the time the option or stock appreciation right was granted. Restricted stock awards are not generally subject to Section 409A. Restricted stock units are subject to Section 409A unless they are settled within two and one-half months after the end of the later of (1) the end of the Company’s fiscal year in which vesting occurs or (2) the end of the calendar year in which vesting occurs. If an award is subject to Section 409A and the provisions for the exercise or settlement of that award do not comply with Section 409A, then the participant would be required to recognize ordinary income whenever a portion of the award vested (regardless of whether it had been exercised or settled). This amount would also be subject to a 20% federal tax and premium interest in addition to the federal income tax at the participant’s usual marginal rate for ordinary income.

New Plan Benefits

No awards have been previously granted under the 2026 Plan and no awards have been granted that are contingent on stockholder approval of the 2026 Plan. The awards that are to be granted to any participant or group of participants are indeterminable at the date of this Proxy Statement because participation and the types of awards that may be granted under the 2026 Plan are subject to the discretion of the Administrator. Consequently, no new plan benefits table is included in this Proxy Statement.

VOTE REQUIRED

The affirmative vote of the holders of a majority of the votes cast at the 2026 Annual Meeting is required to approve the 2026 Plan. Both abstentions and broker non-votes will not have the effect of a vote for or against this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ADOPTION OF THE 2026 PLAN UNDER THIS PROPOSAL 3.

PROPOSAL 4: ADJOURNMENT PROPOSAL

The 2026 Annual Meeting may be adjourned to another time and place if necessary or appropriate to permit the solicitation of additional proxies if there are insufficient votes at the time of the 2026 Annual Meeting to approve the other proposals.

The Company is asking stockholders to authorize the holder of any proxy solicited by the Board to vote in favor of any adjournment of the 2026 Annual Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to approve the other proposals.

VOTE REQUIRED

The affirmative vote of the holders of a majority of the votes cast at the 2026 Annual Meeting is required to approve adjournment. Both abstentions and broker non-votes will not have the effect of a vote against this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL 4.

27

OTHER BUSINESS

As of the date of this proxy statement, our management has no knowledge of any business that may be presented for consideration at the 2026 Annual Meeting, other than that described above. As to other business, if any, that may properly come before the 2026 Annual Meeting, or any adjournment thereof, it is intended that the proxy hereby solicited will be voted in respect of such business in accordance with the judgment of the proxy holders.

HOUSEHOLDING OF MATERIALS

In some instances, only one copy of the proxy materials is being delivered to multiple stockholders sharing an address, unless the Company has received instructions from one or more of the stockholders to continue to deliver multiple copies. The Company will deliver promptly, upon oral or written request, a separate copy of the applicable materials to a stockholder at a shared address to which a single copy was delivered. If you wish to receive a separate copy of the proxy materials you may call the Company at (631) 574-4436, or send a written request to SkyAI, Inc., 105 Maxess Road, Suite 124, Melville, NY 11747, Attention: Principal Executive Officer. If you wish to receive a separate copy of the proxy materials, and wish to receive a separate copy for each stockholder in the future, you may call the Company at the telephone number or write the Company at the address listed above. Alternatively, stockholders sharing an address who now receive multiple copies of the proxy materials may request delivery of a single copy, also by calling the Company at the telephone number or writing to the Company at the address listed above.

STOCKHOLDER PROPOSALS FOR 2027 ANNUAL MEETING

If any stockholder wishes to propose a matter for consideration at our 2027 Annual meeting of stockholders (the “2027 Annual Meeting”), the proposal should be mailed by certified mail return receipt requested, to our Principal Executive Officer at SkyAI, Inc., Attention: Principal Executive Officer, 105 Maxess Road, Suite 124, Melville, NY 11747. To be eligible under the SEC’s stockholder proposal rule (Rule 14a-8(e) of the Exchange Act) for inclusion in our 2027 Annual Meeting Proxy Statement and form of proxy, a proposal must be received by our Principal Executive Officer not later than July 20, 2027, and not before June 20, 2027   ; provided that in the event that the date of the 2027 Annual Meeting is advanced more than 30 days prior to, or delayed by more than 30 days after, the anniversary of this year’s annual meeting, notice by the stockholder to be timely must be so received not earlier than the close of business on the ninetieth (90th) day prior to such annual meeting and not later than the close of business on the later of the sixtieth (60th) day prior to such annual meeting or, in the event public announcement of the date of such annual meeting is first made by the Corporation fewer than seventy (70) days prior to the date of such annual meeting, the close of business on the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Company. Failure to deliver a proposal in accordance with this procedure may result in it not being deemed timely received.

In addition, our By-laws permit stockholders to nominate directors and present other business for consideration at our 2027 Annual Meeting. To make a director nomination or present other business for consideration at the 2027 Annual Meeting of Stockholders to be held in 2027, you must submit a timely notice in accordance with the procedures described in our By-laws. To be timely, a stockholder’s notice shall be delivered to the Principal Executive Officer not later than July 20, 2027, and not before June 20, 2027; provided that in the event that the date of the 2027 Annual Meeting is advanced more than 30 days prior to, or delayed by more than 30 days after, the anniversary of this year’s annual meeting, notice by the stockholder to be timely must be so received not earlier than the close of business on the ninetieth (90th) day prior to such annual meeting and not later than the close of business on the later of the sixtieth (60th) day prior to such annual meeting or, in the event public announcement of the date of such annual meeting is first made by the Corporation fewer than seventy (70) days prior to the date of such annual meeting, the close of business on the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Company. Any such proposal will be considered timely only if it is otherwise in compliance with the requirements set forth in our Bylaws.

ADDITIONAL INFORMATION

We are subject to the information and reporting requirements of the Exchange Act and in accordance therewith, we file periodic reports, documents and other information with the SEC relating to our business, financial statements and other matters. Such reports and other information may be inspected and are available for copying at the offices of the SEC, 100 F Street, N.E., Washington, D.C. 20549 or may be accessed at www.sec.gov. Information regarding the operation of the public reference rooms may be obtained by calling the SEC at 1-800-SEC-0330.

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SkyAI

SKYAI, INC.
105 MAXESS ROAD, STE. 124
MELVILLE, NY 11747

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

T02807-P56453 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SKYAI, INC.

The Board of Directors recommends you vote FOR the following:

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Paul K. Danner
02) Yuwen (Alice) Zhang
03) Soren Bo Christiansen, MD
04) Timothy J. Ruemler
05) Jason Monroe

The Board of Directors recommends you vote FOR the following proposals:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

T02808-P56453

SKYAI, INC.
ANNUAL MEETING OF STOCKHOLDERS SEPTEMBER 18, 2026
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The stockholder(s) hereby appoint(s) Paul K. Danner and Arthur Levine, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of SKYAI, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM EDT, on September 18, 2026, virtually at www.virtualshareholdermeeting.com/SKYA2026, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

Annex A

SKYAI, INC.

2026 EQUITY INCENTIVE PLAN

1.	Purpose

The Plan’s purpose is to attract, retain, and motivate persons who make important contributions to the Company by providing these individuals with the opportunity to acquire Shares. Additionally, the Plan is intended to align the interests of these individuals to those of the Company’s other shareholders.

2.	Definitions

2.1.	Administrator means the Board or a Committee to the extent the Board’s powers and authorities under the Plan have been delegated to a Committee. “Administrator” also includes any officer that has been delegated authority pursuant to Section 4.2 for such time as such delegation is in effect.

2.2.	Affiliate means (i) any person or entity that directly or indirectly controls, is controlled by or is under common control with the Company and/or (ii) to the extent provided by the Board or a Committee, any person or entity in which the Company has a significant interest as determined by the Board or a Committee in its discretion. The term “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as applied to any person or entity, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person or entity, whether through the ownership of voting or other securities, by contract or otherwise.

2.3.	Applicable Law means any applicable law, including without limitation: (i) provisions of the Code, the Securities Act, the Exchange Act and any rules or regulations thereunder, (ii) corporate, securities, tax or other laws, statutes, rules, requirements, or regulations, whether federal, state, local, or foreign, and (iii) rules of any securities exchange or automated quotation system on which the Shares are listed, quoted, or traded.

2.4.	Award means an Option award, Stock Appreciation Right award, Restricted Stock award, Restricted Stock Unit award, Performance Award, Dividend Equivalents award, or Other Stock or Cash Based Award granted to a Participant under the Plan.

2.5.	Award Agreement means an agreement (written or electronic) made and delivered in accordance with Section 12.3 of this Plan, evidencing the grant of an Award hereunder.

2.6.	Beneficial Owner has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular Person, such Person shall be deemed to have beneficial ownership of all securities that such Person has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time.

2.7.	Board means the Board of Directors of the Company.

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2.8.	Cause means, in the case of a particular Award, unless the applicable Award Agreement states otherwise, (i) the Company or an Affiliate having “cause” to terminate a Participant’s employment or service, as defined in any employment or consulting agreement or similar document or policy between the Participant and the Company or an Affiliate in effect at the time of such termination or (ii) in the absence of any such employment or consulting agreement, document or policy (or the absence of any definition of “Cause” contained therein), (A) a continuing material breach or material default (including, without limitation, any material dereliction of duty) by Participant of any agreement between the Participant and the Company, except for any such breach or default which is caused by the Participant’s Disability, or a continuing failure by the Participant to follow the direction of a duly authorized representative of the Company; (B) gross negligence, willful misfeasance or breach of fiduciary duty to the Company or Affiliate by the Participant; (C) the commission by the Participant of an act of fraud, embezzlement or any felony or other crime of dishonesty in connection with the Participant’s duties to the Company or Affiliate; or (D) the Participant’s conviction of, or plea of nolo contendere to, a felony or any other crime that would materially and adversely affect: (i) the business reputation of the Company or Affiliate or (ii) the performance of the Participant’s duties to the Company or an Affiliate. Any determination of whether Cause exists shall be made by the Administrator in its sole discretion.

2.9.	Change in Control shall, in the case of a particular Award, unless the applicable Award Agreement provides otherwise or contains a different definition of “Change in Control” be deemed to occur upon:

2.9.1.	The direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and its Subsidiaries;

2.9.2.	The Incumbent Directors are replaced during any twelve-month period by directors whose appointment or election is not endorsed by a majority of the Incumbent Directors before the date of appointment or election;

2.9.3.	The date which is 10 business days prior to the consummation of a complete liquidation or dissolution of the Company;

2.9.4.	The acquisition by any Person of Beneficial Ownership of 50% or more (on a fully diluted basis) of either (i) the then outstanding Shares, taking into account as outstanding for this purpose such Shares issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such Shares or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of Directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this Plan, the following acquisitions shall not constitute a Change in Control: (A) any acquisition by the Company or any Affiliate, (B) any acquisition by any employee benefit plan sponsored or maintained by the Company or any Subsidiary, (C) any acquisition which complies with clauses (i), (ii), and (iii) of Section 2.9.5, or (D) in respect of an Award held by a particular Participant, any acquisition by the Participant or any group of persons including the Participant (or any entity controlled by the Participant or any group of Persons including the Participant); or

2.9.5.	The consummation of a reorganization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company that requires the approval of the Company’s shareholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), unless immediately following such Business Combination: (i) more than 50% of the total voting power of (A) the entity resulting from such Business Combination (the “Surviving Company”), or (B) if applicable, the ultimate parent entity that directly or indirectly has beneficial ownership of sufficient voting securities eligible to elect to majority of the members of the board of directors (or the analogous governing body) of the Surviving Company (the “Parent Company”), is represented by the Outstanding Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which the Outstanding Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of the Outstanding Company Voting Securities among the holders thereof immediately prior to the Business Combination; (ii) no Person (other than any employee benefit plan sponsored or maintained by the Surviving Company or the Parent Company) is or becomes the Beneficial Owner, directly or indirectly, of 50% or more of the total voting power of the outstanding voting securities eligible to elect members of the board of directors of the Parent Company (or the analogous governing body) (or, if there is no Parent Company, the Surviving Company); and (iii) at least a majority of the members of the board of directors (or the analogous governing body) of the Parent Company (or, if there is no Parent Company, the Surviving Company) following the consummation of the Business Combination were Board members at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination.

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Notwithstanding the foregoing, if a Change in Control constitutes a payment event with respect to any Award or portion thereof that provides for the deferral of compensation that is subject to Section 409A, then to the extent required to avoid the imposition of additional taxes under Section 409A, the transaction or event described above in this Section 2.9 with respect to such Award or portion thereof shall only constitute a Change in Control for purposes of the payment timing of such Award if such transaction also constitutes a “change in control event,” as defined in Treasury Regulation Section 1.409A-3(i)(5).

The Administrator shall have the authority, in its sole discretion, to determine whether a Change in Control has occurred, the effective date of such Change in Control, and any incidental matters relating thereto; provided that any exercise of authority in conjunction with a determination of whether a Change in Control is a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5) shall be consistent with such regulation.

2.10.	Clawback Policies means any policy of the Company regarding the reduction, recoupment, clawback or recovery of compensation, as such policies may be amended from time to time. “Clawback Policies” includes the Company’s policies to comply with the Dodd-Frank Wall Street Reform and Consumer Protection Act, the Sarbanes-Oxley Act, or other Applicable Law, as well as any implementing regulations and/or listing standards.

2.11.	Code means the Internal Revenue Code of 1986, as amended, and any successor thereto. References in this Plan to any section of the Code shall be deemed to include any regulations or other interpretative guidance issued by any governmental authority under such section, and any amendments or successor provisions to such section, regulations or guidance.

2.12.	Committee means one or more committees or subcommittees of the Board, which shall be comprised, unless otherwise determined by the Board, solely of not less than two members who shall be (i) Non-Employee Directors, (ii) “Non-Employee Directors” within the meaning of Rule 16b-3, and (iii) to the extent required by the rules of any securities exchange on which the Shares are listed, “independent directors” within the meaning of such rules. The failure of a Committee member to qualify under any of the foregoing requirements shall not invalidate any Award granted or other action taken by the Committee that is otherwise validly granted or taken under the Plan.

2.13.	Company means SkyAI, Inc., a Nevada corporation.

2.14.	Consultant means any person, including any adviser, engaged by the Company or a Subsidiary to render services to such entity if the consultant or adviser: (i) renders bona fide services to the Company or a Subsidiary, (ii) renders services not in connection with the offer or sale of securities in a capital-raising transaction and does not directly or indirectly promote or maintain a market for the Company’s securities, and (iii) who qualifies as a consultant or advisor under Instruction A.1.(a)(1) of Form S-8 under the Securities Act.

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2.15.	Designated Beneficiary means, if permitted by the Company, the beneficiary or beneficiaries the Participant designates, in a manner the Company determines, to receive amounts due or exercise the Participant’s rights if the Participant dies. If a Participant does not make an effective designation, then the “Designated Beneficiary” will mean the Participant’s estate or legal heirs.

2.16.	Director means a Board member.

2.17.	Disability means a permanent and total disability under Code Section 22(e)(3).

2.18.	Dividend Equivalents means a right granted to a Participant to receive the equivalent value (in cash or Shares) of dividends paid on a specified number of Shares. Such Dividend Equivalents shall be converted to cash or additional Shares, or a combination of cash and Shares, by such formula and at such time and subject to such limitations as may be determined by the Administrator.

2.19.	Effective Date has the meaning ascribed to such term in Section 21.

2.20.	Employee means any employee of the Company or any of its Affiliates.

2.21.	ERISA means the Employee Retirement Income Security Act of 1974, as amended.

2.22.	Exchange Act means the United States Securities Exchange Act of 1934, as amended, and all regulations, guidance, and other interpretive authority issued thereunder.

2.23.	Fair Market Value means unless otherwise provided by the Administrator in accordance with Applicable Law, on a given date, (i) if the Shares are listed on a national securities exchange, the closing sales price on the principal exchange of the Shares on such date, as reported in The Wall Street Journal or another source the Administrator deems reliable, or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, or (ii) if the Shares are not listed on a national securities exchange, the mean between the bid and offered prices as quoted by any nationally recognized interdealer quotation system for such date, as reported in The Wall Street Journal or another source the Administrator deems reliable, provided that if the Shares are not quoted on an interdealer quotation system or it is determined that the fair market value is not properly reflected by such quotations, Fair Market Value will be determined by such other method as the Administrator determines in good faith to be reasonable and in compliance with Section 409A.

2.24.	GAAP means United States Generally Accepted Accounting Principles.

2.25.	Greater Than 10% Shareholder means an individual then owning (within the meaning of Code Section 424(d)) more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary.

2.26.	Incentive Stock Option means an Option that meets the requirements to qualify as an “incentive stock option” as defined in Code Section 422.

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2.27.	Incumbent Directors means, for any period of 12 consecutive months, individuals who, at the beginning of such period, constitute the Board together with any new Director(s) (other than a Director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in clause 2.8.1 or 2.8.3 of the Change in Control definition) whose election or nomination for election to the Board was approved by a vote of at least a majority (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for Director without objection to such nomination) of the Directors then still in office who either were Directors at the beginning of the 12-month period or whose election or nomination for election was previously so approved. No individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to Directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be an Incumbent Director.

2.28.	Non-Employee Director means a Director who is not an Employee.

2.29.	Nonqualified Option means an Option that by its terms, or in operation, does not qualify or is not intended to qualify as an Incentive Stock Option.

2.30.	Option means an Award granted pursuant to Section 6 hereof (excepting Stock Appreciation Rights) to purchase a specified number of Shares at a specified price per Share during a specified time period, each as specified in an Award Agreement. An Option may be either an Incentive Stock Option or a Nonqualified Option.

2.31.	Other Stock or Cash Based Awards means cash awards, awards of Shares, and other awards valued by reference to or based on, Shares or other property.

2.32.	Parent means a “parent corporation,” whether now or hereafter existing, as defined by Code Section 424(e).

2.33.	Participant means a Service Provider who has been granted an Award.

2.34.	Performance Award means an Award granted hereunder that vests or is earned based at least in part upon the attainment of performance criteria established by the Administrator.

2.35.	Period of Restriction means the period during which the transfer of Restricted Stock is subject to restrictions and a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of certain performance criteria, or the occurrence of other events as determined by the Administrator.

2.36.	Person means as defined in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof; however, a Person shall not include (A) the Company or any of its Subsidiaries; (B) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries; (C) an underwriter temporarily holding securities pursuant to an offering of such securities; or (D) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportion as their ownership of stock of the Company.

2.37.	Plan means this SkyAI, Inc. 2026 Equity Incentive Plan.

2.38.	Prior Plan means the Sharps Technology, Inc. 2025 Equity Incentive Plan.

2.39.	Prior Plan Award means an award outstanding under a Prior Plan as of immediately prior to the Effective Date.

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2.40.	Restricted Stock means Shares, subject to a Period of Restriction or certain other specified restrictions (including, without limitation, a requirement that the Participant remain continuously employed or provide continuous service for a specified period of time), granted under Section 7 or issued pursuant to the early exercise of an Option.

2.41.	Restricted Stock Unit or RSU means an unfunded and unsecured promise to deliver Shares, cash, other securities, or other property, subject to certain restrictions (including, without limitation, a requirement that the Participant remain continuously employed or provide continuous service for a specified period of time), granted under Section 8.

2.42.	Restrictive Covenant means any non-competition, non-solicitation, confidentiality, non-disparagement, non-disclosure, or similar agreement between a Participant and the Company or an Affiliate.

2.43.	Rule 16b-3 means Rule 16b-3 promulgated under the Exchange Act, as amended.

2.44.	Securities Act means the United States Securities Act of 1933, as amended, and all regulations, guidance, and other interpretive authority issued thereunder.

2.45.	Section 409A means Code Section 409A and the regulations and other guidance promulgated thereunder by the United States Treasury Department, as amended.

2.46.	Service Provider means an Employee, Consultant, or a Director.

2.47.	Share Limit has the meaning ascribed to such term in Section 5.1.

2.48.	Shares means shares of the common stock, par value $0.0001 per share, of the Company (and any stock or other securities into which such shares of Common Stock may be converted or into which they may be exchanged).

2.49.	Stock Appreciation Right or SAR means a right granted under Section 6 hereof to receive a payment equal to the excess of the Fair Market Value of a specified number of Shares on the date the right is exercised over the exercise price set forth in the applicable Award Agreement.

2.50.	Subsidiary means a “subsidiary corporation,” whether now or hereafter existing, as defined by Code Section 424(f).

2.51.	Substitute Awards means Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a company or other entity acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines.

2.52.	Tax Obligations means any United States and non-United States federal, state, and/or local taxes, including income tax, social insurance contributions, fringe benefit tax, employment tax, stamp tax, and any employer tax liability which has been transferred to a Participant, for which a Participant is liable in connection with Awards and/or Shares.

2.53.	Termination of Service means the time at which a Participant has terminated from all service with the Company and its Affiliates, for any reason. A Termination of Service shall occur when a Participant is no longer a Consultant, Employee, or Non-Employee Director. The Company, in its sole discretion, shall make all determinations regarding whether a Termination of Service has occurred.

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3.	Eligibility

Service Providers are eligible to receive Awards pursuant to the Plan, subject to the Plan’s conditions and limitations. No Service Provider shall have any right to be granted an Award pursuant to the Plan, and neither the Company nor the Administrator is obligated to treat Service Providers, Participants, or other persons uniformly.

4.	Administration

4.1.	Generally. The Plan will be administered by the Administrator. The Administrator is authorized, subject to the provisions of the Plan, to establish such rules and regulations as it deems necessary for the proper administration of the Plan and to make such determinations and interpretations, and to take such action in connection with the Plan and any benefits granted hereunder as it deems necessary or advisable. Without limiting the foregoing, the Administrator shall have the sole discretion to (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant; (iii) determine the number of Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited, or suspended, and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances the delivery of cash, Shares, other securities, other Awards or other property and other amounts payable with respect to an Award shall be made; (vii) interpret, administer, reconcile any inconsistency in, settle any controversy regarding, correct any defect in and/or complete any omission in this Plan and any instrument or agreement relating to, or Award granted under, this Plan; (viii) establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Administrator shall deem appropriate for the proper administration of this Plan; (ix) accelerate the vesting or exercisability of, payment for or lapse of restrictions on, Awards; (x) to reprice existing Awards or to grant Awards in connection with or in consideration of the cancellation of an outstanding Award with a higher price, in each case subject to the limitations of Section 12.6; and (xi) make any other determination and take any other action that the Administrator deems necessary or desirable for the administration of the Plan. All determinations and interpretations made by the Administrator shall be binding and conclusive on all Participants and their legal representatives.

4.2.	Delegation. The Board or a Committee may delegate its powers and authorities to one or more Committees or officers of the Company, provided, however, that no officer of the Company or any Subsidiary may be delegated authority to grant, amend, modify, make any administrative determination to, or cancel any Awards held by either (A) any person subject to Section 16 of the Exchange Act or (B) an officer who has been delegated any authority under the Plan. All delegations shall be subject to terms and conditions determined by the Board or a Committee. Any delegation of authority under the Plan may be revoked at any time. Regardless of any delegation, the Board or a Committee may act as the Administrator at any time in accordance with Applicable Law.

4.3.	Liability. Neither the Administrator nor any employee of the Company shall be liable for any act or failure to act hereunder, except in circumstances involving his or her bad faith, gross negligence, or willful misconduct, or for any act or failure to act hereunder by any other member or employee or by any agent to whom duties in connection with the administration of this Plan have been delegated. The Company shall indemnify members of the Administrator and any agent of the Administrator who is an employee of the Company, a Subsidiary, or an Affiliate against any and all liabilities or expenses to which they may be subjected by reason of any act or failure to act with respect to their duties on behalf of the Plan, except in circumstances involving such person’s bad faith, gross negligence or willful misconduct.

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4.4.	Administrative Delegation and Reliance. The Administrator may delegate to one or more of its members, or to one or more agents, such administrative duties as it may deem advisable, and the Administrator, or any person to whom it has delegated duties as aforesaid, may employ one or more persons to render advice with respect to any responsibility the Administrator or such person may have under the Plan. The Administrator may employ such legal or other counsel, consultants, and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion or computation received from any such counsel, consultant, or agent.

5.	Plan Limits

5.1.	Number of Shares Available for Issuance. Subject to the provisions of Section 11, the maximum aggregate number of Shares that may be issued under the Plan shall be the sum of (A) 5,000,000, plus (B) any Shares that are available for issuance under the Prior Plan as of the Effective Date (the “Share Limit”). The Shares subject to the Plan may be authorized, but unissued, or reacquired shares.

5.2.	Share Recycling. Any Shares subject to an Award that expires or is canceled, forfeited, or terminated without issuance of the full number of Shares to which the Award related will again be available for issuance under the Plan. Notwithstanding anything to the contrary contained herein: Shares subject to an Award under the Plan shall not again be made available for issuance or delivery under the Plan if such Shares are (a) Shares tendered in payment of an Option, (b) Shares delivered or withheld by the Company to satisfy any tax withholding obligation, or (c) Shares covered by a stock-settled SAR or other Awards that were not issued upon the settlement of the Award. This Section 5.2 shall not apply to any Prior Plan Award.

5.3.	Incentive Stock Option Limit. No more than 5,000,000 Shares (subject to adjustment pursuant to Section 11) may be issued under the Plan upon the exercise of Incentive Stock Options.

5.4.	Substitute Awards. Substitute Awards shall not be counted against the Share Limit; provided, however, that Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding Options intended to qualify as Incentive Stock Options shall be counted against the Incentive Stock Option limit in Section 5.3. Additionally, Shares subject to Substitute Awards shall not be added to the Shares available for Awards under the Plan pursuant to Section 5.2. If the Company or any Subsidiary acquires or combines with a company that has shares available under an equity plan approved by shareholders and in place prior to such acquisition or combination (and not adopted in contemplation of such acquisition or combination), the available shares under the acquired or combined entity’s plan (as appropriately adjusted to reflect the transaction) may be used for Awards under the Plan and shall not count against the Share Limit (and Shares subject to such Awards may again become available for Awards under the Plan as provided in Section 5.2). Awards made from the available shares of an acquired or combined entity’s plan shall not be made after the date awards or grants could not be under the terms of the acquired or combined entity’s plan prior to the acquisition or combination, and shall only be made to individuals who were not Service Providers prior to such acquisition or combination. Substitute Awards may be granted on such terms and conditions as the Administrator deems appropriate.

5.5.	Non-Employee Director Award Limit. Notwithstanding any provision to the contrary in the Plan or in any policy of the Company regarding Non-Employee Director compensation, the sum of the grant date fair value (determined as of the grant date in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto) of all equity-based Awards and the maximum amount that may become payable pursuant to all cash-based Awards that may be granted to a Service Provider as compensation for services as a Non-Employee Director during any calendar year shall not exceed $1,000,000 for such Service Provider’s first year of service as a Non-Employee Director and $750,000 for each year thereafter.

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6.	Options and Stock Appreciation Rights

6.1.	General. The Administrator, at any time and from time to time, may grant Options or Stock Appreciation Rights under the Plan to Service Providers, provided, however, to the extent required to avoid accelerated taxation and/or tax penalties under Section 409A, a Service Provider may only be granted an Option or Stock Appreciation Right if the Company is an “eligible issuer of service recipient stock” within the meaning of Section 409A, with respect to such Service Provider. Each Option or Stock Appreciation Right shall be subject to such terms and conditions consistent with the Plan as the Administrator may impose from time to time, subject to the limitations in this Section 6. Any Option or Stock Appreciation Rights granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. Exercising an Option or Stock Appreciation Right in any manner will decrease the number of Shares thereafter available for purchase under the Option or Stock Appreciation Right, by the number of Shares as to which the Option or Stock Appreciation Right is exercised.

6.2.	Exercise Price. The per share exercise price for Shares to be issued pursuant to exercise of an Option or Stock Appreciation Right will be determined by the Administrator; provided, however, that to avoid the imposition of taxes under Section 409A, the exercise price per Share shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant, subject to Section 5.4. In the case of an Option or Stock Appreciation Right that is a Substitute Award, the exercise price for Shares subject to such Option or Stock Appreciation Right may be less than the Fair Market Value per Share on the date of grant; provided that the exercise price of any Substitute Award shall be determined in accordance with the applicable requirements of Code Sections 424 and 409A.

6.3.	Exercise Period. Options and Stock Appreciation Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator; provided, however, that no Option or Stock Appreciation Right shall be exercisable later than ten (10) years after the date it is granted. Except as otherwise provided in an Award Agreement or determined by the Administrator, no portion of an Option or Stock Appreciation Right which is unexercisable at a Participant’s Termination of Service shall thereafter become exercisable and the portion of an Option or Stock Appreciation Right which is unexercisable at a Participant’s Termination of Service shall automatically expire on the date of such Termination of Service. Options and Stock Appreciation Rights granted to an Employee who is a non-exempt employee for purposes of overtime pay under the United States Fair Labor Standards Act of 1938 shall not become exercisable earlier than six months after its date of grant. Options and Stock Appreciation Rights shall terminate at such earlier times and upon such conditions or circumstances as the Administrator shall in its discretion set forth in such Award Agreement at the date of grant; provided, however, the Administrator may, in its sole discretion, later waive any such condition. If, prior to an Option’s or Stock Appreciation Right’s exercise and prior to its termination, a Participant commits an act of Cause (to be determined by the Administrator), or violates a Restrictive Covenant, the Administrator may terminate the Participant’s right to exercise the Option or Stock Appreciation Right when it reasonably believes that the Participant may have participated in such act or violation.

6.4.	Exercise. Options and Stock Appreciation Rights may be exercised by delivering to the Company (or such other person or entity designated by the Administrator) a notice of exercise, in a form and manner the Company approves, which may be written or electronic, signed or authenticated by the person authorized to exercise the Option or Stock Appreciation Right, together with, as applicable, (a) payment in full of the exercise price for the number of Shares for which the Option is exercised in a manner consistent with Section 6.5 and (b) satisfaction in full of any withholding obligations for Tax Obligations in a manner specified in Section 12.5. The Administrator may, in its discretion, require that any partial exercise of an Option or Stock Appreciation Right be with respect to a minimum number of Shares.

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6.5.	Payment Upon Exercise. To the extent permitted by Applicable Law, the Participant may pay the Option exercise price by cash, wire transfer, or check and, if approved by the Administrator, as determined in its sole discretion, by the following methods:

6.5.1.	surrender of other Shares that meet the conditions established by the Administrator to avoid adverse accounting consequences to the Company (as determined by the Administrator);

6.5.2.	by a broker-assisted cashless exercise in accordance with procedures approved by the Administrator, whereby payment of the exercise price may be satisfied, in whole or in part, with Shares subject to the Option by delivery of an irrevocable direction to a securities broker (on a form prescribed by the Administrator) to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate exercise price;

6.5.3.	for a Nonqualified Option, by delivery of a notice of “net exercise” to the Company, pursuant to which the Participant shall surrender Shares then issuable upon the Nonqualified Option’s exercise valued at their Fair Market Value on the exercise date;

6.5.4.	such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Law;

6.5.5.	any combination of the foregoing methods of payment.

6.6.	Incentive Stock Options.

6.6.1.	Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonqualified Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company, its Parent, or any Subsidiary) exceeds $100,000 (or such other limit established in the Code), such Options will be treated as Nonqualified Options. For purposes of this Section 6.6.1, Incentive Stock Options will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option is granted.

6.6.2.	In the case of an Incentive Stock Option, the exercise price will be determined by the Administrator, but shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant. The term of any Incentive Stock Option will be ten (10) years from the date of grant or such shorter term as may be provided in the Award Agreement. Moreover, in the case of an Incentive Stock Option granted to a Greater Than 10% Shareholder, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement and the exercise price shall not be less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant.

6.6.3.	No Option shall be treated as an Incentive Stock Option unless this Plan has been approved by the shareholders of the Company in a manner intended to comply with the shareholder approval requirements of Code Section 422(b)(1), provided that any Option intended to be an Incentive Stock Option shall not fail to be effective solely on account of a failure to obtain such approval, but rather such Option shall be treated as a Nonqualified Option unless and until such approval is obtained.

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6.6.4.	In the case of an Incentive Stock Option, the terms and conditions of such grant shall be subject to and comply with such rules as may be prescribed by Code Section 422. If for any reason an Option intended to be an Incentive Stock Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Option or portion thereof shall be regarded as a Nonqualified Option appropriately granted under this Plan.

6.6.5.	By accepting an Incentive Stock Option, the Participant agrees to give prompt notice to the Company of dispositions or other transfers (other than in connection with a Change in Control) of Shares acquired under the Option made within the later of (a) two years from the grant date of the Option or (b) one year after the transfer of such Shares to the Participant, specifying the date of the disposition or other transfer and the amount the Participant realized, in cash, other property, or other consideration, in such disposition or transfer. Neither the Company nor the Administrator will be liable to a Participant, or any other party, if an Incentive Stock Option fails or ceases to qualify as an “incentive stock option” under Code Section 422. Any Incentive Stock Option or portion thereof that fails to qualify as an “incentive stock option” under Code Section 422 for any reason, will be a Nonqualified Option.

7.	Restricted Stock

7.1.	Generally. The Administrator, at any time and from time to time, may grant Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine, subject to the limitations of this Section 7. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction and the applicable restrictions, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Restricted Stock may be awarded in consideration for (i) cash, check, bank draft or money order payable to the Company, (ii) past service, or (iii) any other form of legal consideration (including future Service) that may be acceptable to the Administrator, in its sole discretion, and permissible under Applicable Laws.

7.2.	Restrictions; Voting Rights; Transferability. Unless the Administrator determines otherwise, Restricted Stock will be held by the Company as escrow agent until the restrictions on such Restricted Stock have lapsed. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed. During the Period of Restriction, a Participant holding Restricted Stock may exercise the voting rights applicable to those restricted Shares, unless the Administrator determines otherwise. Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

7.3.	Dividends and Other Distributions. Except as provided in the Award Agreement, during the Period of Restriction, a Participant holding Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Restricted Stock. If any such dividends or distributions are paid in Shares, such Shares will be subject to the same restrictions on transferability and forfeitability as the Restricted Stock with respect to which they were paid.

7.4.	Return of Restricted Stock to the Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will be forfeited and will revert to the Company and again will become available for grant under the Plan.

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7.5.	Section 83(b) Election. If a Participant makes an election under Code Section 83(b) to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which such Participant would otherwise be taxable under Code Section 83(a), such Participant shall be required to deliver a copy of such election to the Company promptly after filing such election with the Internal Revenue Service along with proof of the timely filing thereof.

8.	Restricted Stock Units (RSUs)

8.1.	Generally. The Administrator, at any time and from time to time, may grant RSUs under the Plan to Service Providers. Each RSU shall be subject to such terms and conditions as are consistent with the Plan and as the Administrator may impose from time to time, subject to this Section 8. Each Award of RSUs will be evidenced by an Award Agreement that will specify the terms, conditions, and restrictions related to the grant, including the number of RSUs and such other terms and conditions as the Administrator, in its sole discretion, will determine. A Participant holding RSUs will have only the rights of a general unsecured creditor of the Company until delivery of Shares, cash, other securities, other property, or a combination of the foregoing.

8.2.	Vesting and Other Terms. The Administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of RSUs that will be paid out to the Participant. Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as determined by the Administrator. Notwithstanding the foregoing, at any time after the grant of RSUs, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.

8.3.	Form and Timing of Payment. Payment of earned RSUs will be made as soon as practicable after the date(s) determined by the Administrator and set forth in the Award Agreement. The Administrator, in its sole discretion, may settle earned RSUs in Shares, cash, other securities, other property, or a combination of the foregoing. If a cash payment is made in lieu of delivering Shares, the amount of such payment shall be equal to the fair market value of the Shares as of the date on which the restricted period lapsed with respect to such RSUs, less an amount equal to any taxes required to be withheld or paid. The Administrator may provide that RSUs will be deferred, on a mandatory basis or at the Participant’s election, subject to compliance with Applicable Law.

8.4.	Voting. The holders of RSUs shall have no voting rights as the Company’s shareholders.

9.	Performance Awards

9.1.	Generally. The Administrator shall have the authority to designate any Award described in Sections 6 through 8 of the Plan as a Performance Award. Additionally, the Administrator shall have the authority to make an award of a cash bonus to any Participant and designate such Award as a Performance Award.

9.2.	Discretion of Administrator. The Administrator shall have the discretion to establish the terms, conditions, and restrictions of any Performance Award. For each performance period, the Administrator shall have the sole authority to select the length of such performance period, the types of Performance Awards to be granted, the performance criteria that will be used to establish the performance goals, and the level(s) of performance which shall result in a Performance Award being earned.

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9.3.	Performance Criteria. The Administrator may establish performance-based conditions for an Award as specified in the Award Agreement, which may be based on the attainment of specific levels of performance of the Company (and/or one or more Subsidiaries, divisions, business segments or operational units, or any combination of the foregoing) and may include, without limitation, any of the following: (i) net earnings or net income (before or after taxes); (ii) basic or diluted earnings per share (before or after taxes); (iii) revenue or revenue growth (measured on a net or gross basis); (iv) gross profit or gross profit growth; (v) operating profit (before or after taxes); (vi) return measures (including, but not limited to, return on assets, capital, invested capital, equity, or sales); (vii) cash flow (including, but not limited to, operating cash flow, free cash flow, net cash provided by operations and cash flow return on capital); (viii) financing and other capital raising transactions (including, but not limited to, sales of the Company’s equity or debt securities); (ix) earnings before or after taxes, interest, depreciation and/or amortization; (x) gross or operating margins; (xi) productivity ratios; (xii) share price (including, but not limited to, growth measures and total shareholder return); (xiii) expense targets; (xiv) margins; (xv) productivity and operating efficiencies; (xvi) customer satisfaction; (xvii) customer growth; (xviii) working capital targets; (xix) measures of economic value added; (xx) inventory control; (xxi) enterprise value; (xxii) sales; (xxiii) debt levels and net debt; (xxiv) combined ratio; (xxv) timely launch of new facilities; (xxvi) client retention; (xxvii) employee retention; (xxviii) timely completion of new product rollouts; (xxix) cost targets; (xxx) reductions and savings; (xxxi) productivity and efficiencies; (xxxii) strategic partnerships or transactions; and (xxxiii) personal targets, goals or completion of projects. Any one or more of the performance criteria may be used on an absolute or relative basis to measure the performance of the Company and/or one or more Subsidiaries as a whole or any business unit(s) of the Company and/or one or more Subsidiaries or any combination thereof, as the Administrator may deem appropriate, or any of the above performance criteria may be compared to the performance of a selected group of comparison or peer companies, or a published or special index that the Administrator, in its sole discretion, deems appropriate, or as compared to various stock market indices. The Administrator also has the authority to provide for accelerated vesting of any Award based on the achievement of performance criteria specified in this paragraph. Any performance criteria that are financial metrics, may be determined in accordance with GAAP or may be adjusted when established to include or exclude any items otherwise includable or excludable under GAAP.

9.4.	Modification of Performance Goals. At any time, the Administrator may adjust or modify the calculation of a performance goal for a performance period, to appropriately reflect any circumstance or event that occurs during a performance period and that in the Administrator’s sole discretion, warrants adjustment or modification. Adjustments the Administrator may make include but are not limited to the following: (i) asset write-downs; (ii) litigation or claim judgments or settlements; (iii) the effect of changes in tax laws, accounting principles, or other laws or regulatory rules affecting reported results; (iv) any reorganization and restructuring programs; (v) unusual and/or infrequently occurring items; (vi) acquisitions or divestitures; (vii) discontinued operations; (viii) any other specific unusual or infrequently occurring or non-recurring events, or objectively determinable category thereof; (ix) foreign exchange gains and losses; and (x) a change in the Company’s fiscal year.

9.5.	Terms and Conditions to Payment. Except as otherwise provided in an Award Agreement, a Participant must be employed by, or providing services to, the Company or an Affiliate on the last day of a performance period to be eligible to vest and receive Shares, cash, or other consideration in respect of a Performance Award for such performance period. A Participant shall be eligible to receive payment in respect of a Performance Award only to the extent that the performance goals for such period are achieved and any other vesting conditions specified in the Participant’s Award Agreement are satisfied. Following the completion of a performance period, the Administrator shall determine whether, and to what extent, the performance goals for the performance period have been achieved and determine the number of Shares, cash or other consideration that will be settled pursuant to Performance Awards.

9.6.	Timing of Award Payments. Except as provided in an Award agreement, Performance Awards granted for a performance period shall be paid to Participants as soon as administratively practicable following the Administrator’s determination in accordance with Section 9.5.

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10.	Other Awards

10.1.	General. The Administrator may grant Dividend Equivalents or Other Stock or Cash Based Awards, to one or more Service Providers, in such amounts and subject to such terms and conditions as are consistent with the Plan.

10.2.	Dividend Equivalents. The Administrator may provide that any Award, other than an Option or Stock Appreciation Right, may provide a Participant with the right to receive Dividend Equivalents. Dividend Equivalents may be paid currently or credited to an account for the Participant, settled in cash or Shares and subject to the same restrictions on transferability and forfeitability as the Award with respect to which the Dividend Equivalents are granted. The payment of Dividend Equivalents shall be specified in the applicable Award Agreement and shall in all cases be subject to Applicable Law.

10.3.	Other Stock or Cash Based Awards. Other Stock-Based Awards may be granted either alone, in addition to, or in tandem with, other Awards granted under the Plan and/or cash awards made outside of the Plan. The Administrator shall have authority to determine the Service Providers to whom and the time or times at which Other Stock-Based Awards shall be made, the amount of such Other Stock-Based Awards, and all other conditions of the Other Stock-Based Awards including any dividend and/or voting rights. The Administrator may grant Cash Awards in such amounts and subject to such performance or other vesting criteria, including the performance criteria set forth in Section 9.3, and terms and conditions as the Administrator may determine. Cash Awards shall be evidenced in such form as the Administrator may determine.

11.	Adjustments; Change in Control

11.1.	Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, share split, reverse share split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs such that an adjustment is determined by the Administrator (in its sole discretion) to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Administrator shall, in such manner as it may deem equitable, adjust (i) the number and class of Shares which may be delivered under the Plan (or number and kind of other securities or other property); (ii) the number, class and price (including the exercise or strike price of Options and SARs) of Shares subject to outstanding Awards, (iii) any applicable performance criteria, performance period, and other terms and conditions of outstanding Performance Awards, and (iv) the numerical limits in Section 5. Notwithstanding the preceding, the number of Shares subject to any Award always shall be a whole number.

11.2.	Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for a Participant to have the right to exercise an Award, to the extent applicable, until ten (10) days prior to such transaction as to all of the Shares covered thereby, including Shares as to which the Award would not be vested or otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option or forfeiture rights applicable to any Award shall lapse one hundred percent (100%), and that any Award vesting shall accelerate one hundred percent (100%), provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously vested and, if applicable, exercised, an Award will terminate immediately prior to the consummation of such proposed action.

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11.3.	Change in Control. In the event of a Change in Control, any outstanding Award shall be treated in accordance with the applicable Award Agreement. If the applicable Award Agreement does not specify the treatment of the Award in a Change in Control, the Award shall be treated as determined by the Administrator in its sole discretion, and the Administrator shall not be obligated to treat all outstanding Awards similarly.

12.	Provisions Applicable to Awards

12.1.	Conditions Upon Issuance of Shares. Shares will not be issued pursuant to an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Law and will be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise or receipt of an Award, the Company may require the person exercising or receiving such Award to represent and warrant at the time of any such exercise or receipt that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required or desirable.

12.2.	Transferability. No Award may be sold, assigned, transferred, pledged or otherwise encumbered, either voluntarily or by operation of law, except by will or the laws of descent and distribution. Each Participant may file with the Administrator a written designation of one or more persons as the beneficiary(ies) who shall be entitled to receive the amounts payable with respect to an Award, if any, due under this Plan upon his or her death. A Participant may, from time to time, revoke or change his or her beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Administrator. The last such designation filed with the Administrator shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Administrator prior to the Participant’s death, and in no event shall it be effective as of a date prior to such receipt. If no beneficiary designation is filed by a Participant, the beneficiary shall be deemed to be his or her spouse or, if the Participant is unmarried at the time of death, his or her estate. Upon the occurrence of a Participant’s divorce (as evidenced by a final order or decree of divorce), any spousal designation previously given by such Participant shall automatically terminate.

12.3.	Documentation. All Awards made under the Plan shall be made pursuant to an Award Agreement. The Administrator may, in its sole discretion, determine the terms and conditions set forth in each Award Agreement, provided that all such terms and conditions are consistent with the Plan.

12.4.	Discretion. All Awards made pursuant to the Plan may be made alone or in addition to or in conjunction with any other Award. The terms of each Award are not required to be identical, and the Administrator does not have to treat Participants or Awards uniformly.

12.5.	Withholding. A Participant shall be required to pay to the Company or any Affiliate, or the Company or any Affiliate shall have the right and is hereby authorized to withhold, from any cash, Shares, other securities or other property deliverable under any Award or from any compensation or other amounts owing to a Participant, the amount (in cash, Shares, other securities or other property) of any required withholding taxes, including any Tax Obligations, in respect of an Award, its exercise, or any payment or transfer under an Award or under this Plan and to take such other action as may be necessary in the opinion of the Administrator or the Company to satisfy all obligations for the payment of such withholding and taxes. In addition, the Administrator, in its discretion, may make arrangements mutually agreeable with a Participant who is not an employee of the Company or an Affiliate to facilitate the payment of applicable income and self-employment taxes. Without limitation, the Administrator may, in its sole discretion, permit a Participant to satisfy, in whole or in part, the foregoing withholding liability by (A) the delivery of Shares (which are not subject to any pledge or other security interest) owned by the Participant having a fair market value equal to such withholding liability, (B) having the Company withhold from the number of Shares otherwise issuable or deliverable pursuant to the exercise or settlement of the Award a number of shares with a fair market value equal to such withholding liability, (C) deducting an amount sufficient to satisfy such withholding obligation from any payment of any kind otherwise due to a Participant, (D) accepting a payment from the Participant in cash, by wire transfer of immediately available funds, or by check made payable to the order of the Company, or (E) if there is a public market for Shares at the time the withholding obligation for Tax Obligations is to be satisfied, selling Shares issued pursuant to the Award creating the withholding obligation. The amount withheld pursuant to any of the foregoing payment forms shall be determined by the Company and may be up to (but not in excess of) the aggregate amount of such obligations based on the maximum statutory withholding rates in the Participant’s jurisdiction for all Tax Obligations that are applicable to such taxable income.

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12.6.	Award Modification; Repricing. The Administrator may at any time, and from time to time, amend the terms of any one or more Awards without the consent of any Participant; provided, however, that the Administrator may not make any amendment which would otherwise constitute an impairment of the material rights under any Award unless the Participant consents to such impairment in writing. Notwithstanding anything to the contrary in Section 4 and except for an adjustment pursuant to Section 11 or a repricing approved by shareholders, in no case may the Administrator (i) amend an outstanding Option or Stock Appreciation Right to reduce the exercise price of the Award, (ii) cancel, exchange, or surrender an outstanding Option or Stock Appreciation Right in exchange for cash or other awards for the purpose of repricing the Award, or (iii) cancel, exchange, or surrender an outstanding Option or Stock Appreciation Right in exchange for an Option or Stock Appreciation Right with an exercise price that is less than the exercise price of the original Award.

12.7.	Acceleration. The Administrator may at any time provide that any Award will become immediately vested and fully or partially exercisable, free of some or all restrictions or conditions, or otherwise fully or partially realizable, in each case, subject to Applicable Law.

12.8.	Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan. The Administrator shall determine whether cash, additional Awards, or other property shall be issued or paid in lieu of fractional Shares or whether any fractional Shares should be rounded, forfeited, or otherwise eliminated.

13.	Section 409A

13.1.	General. The Plan is intended to comply with Section 409A to the extent subject thereto, and shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” (as defined in Section 409A) shall not be treated as deferred compensation unless Applicable Law requires otherwise. Notwithstanding anything in the Plan or any Award Agreement to the contrary, the Administrator may, without a Participant’s consent, amend this Plan or any Award, adopt policies and procedures, make corrective filings, or take any other actions (including amendments and retroactive actions) as are necessary or appropriate to preserve the intended tax treatment of Awards, including exempting the Plan and Awards from Section 409A or complying with 409A.

13.2.	Payments to Specified Employees. Notwithstanding anything in the Plan or an Award Agreement to the contrary, any payment or settlement made pursuant to an Award to a “specified employee” (as defined by Section 409A and as determined by the Administrator) due to such Participant’s “separation from service” (as defined by Section 409A) will, to the extent necessary to avoid adverse tax consequences to the Participant, be delayed for the six-month period immediately following such “separation from service” (or, if earlier, on the “specified employee’s” death) and will instead be paid on the day immediately following such six-month period or as soon as practicable thereafter. Any delayed payment under this Section 13.2 shall not accrue interest during the delay. All payments of “nonqualified deferred compensation” (as defined by Section 409A) that are scheduled to be paid more than six months following a “specified employee’s” termination, shall be made on their regular schedule.

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13.3.	Change in Control. If any Award is or becomes subject to Code Section 409A and if payment of such Award would be accelerated or otherwise triggered under a Change in Control, then the definition of Change in Control shall be deemed modified, only to the extent necessary to avoid the imposition of an excise tax under Code Section 409A, to mean a “change in control event” as such term is defined for purposes of Code Section 409A.

14.	Amendment of the Plan

The Board may at any time amend, alter, suspend, or terminate the Plan. The Company may obtain shareholder approval of any Plan amendment to the extent necessary or, as determined by the Administrator in its sole discretion, desirable to comply with Applicable Law, including any amendment that (i) increases the number of Shares available for issuance under the Plan or (ii) changes the persons or class of persons eligible to receive Awards. No amendment, alteration, suspension, or termination of the Plan will materially impair the rights of any Participant with respect to outstanding Awards, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

15.	Foreign Participants

The Administrator may from time to time establish sub-plans under the Plan for purposes of satisfying securities, tax, or other laws of various jurisdictions in which the Company intends to grant Awards. Any sub-plans shall contain such limitations and other terms and conditions as the Administrator determines are necessary or desirable. All sub-plans shall be deemed a part of the Plan, but each sub-plan shall apply only to the Participants in the jurisdiction for which the sub-plan was designed.

16.	Clawbacks

Notwithstanding any other provisions in the Plan, the Administrator may cancel any Award, require reimbursement of any Award, and effect any other right of recoupment of equity or other compensation provided under the Plan in accordance with Company policies, including the Company’s Clawback Policies. A Participant may be required to repay to the Company previously paid compensation, whether provided pursuant to the Plan or an Award Agreement, in accordance with the Clawback Policies. By accepting an Award, the Participant agrees to be bound by the Clawback Policies and to adhere to the Clawback Policies to the extent required by Applicable Law. No recovery of compensation under the Clawback Policies or Applicable Law shall be an event giving rise to a Participant’s right to resign for “good reason” or “constructive termination” (or any similar term) under any agreement between a Participant and the Company or an Affiliate, and in no event shall the Company or any Affiliate be required to indemnify any Participant against, or pay or reimburse any Participant for, the loss of any compensation recovered or forfeited pursuant to the Clawback Policies or Applicable Law.

17.	No Right to Continued Service

Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) a Participant’s employment with or without notice and with or without Cause, or (ii) a Participant’s service as a Consultant or Director.

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18.	No Rights as a Shareholder

Except as provided in the Plan or an Award Agreement, no Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Shares subject to such Award unless and until such Participant has satisfied all requirements for exercise of the Award pursuant to its terms and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities, or other property) or distributions of other rights for which the record date is prior to the date such Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), except as provided in Section 11.

19.	Miscellaneous

19.1.	Limitations on Liability. Neither the Company, nor its Parent, nor any Subsidiary, nor any person serving as Administrator shall have any liability to a Participant in the event an Award held by the Participant fails to achieve its intended characterization under the tax, securities, or other applicable laws and regulations.

19.2.	Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority will not have been obtained.

19.3.	Severability. Notwithstanding any contrary provision of the Plan or an Award Agreement, if any one or more of the provisions (or any part thereof) of this Plan or an Award Agreement shall be held invalid, illegal, or unenforceable in any respect, such provision shall be modified so as to make it valid, legal, and enforceable, and the validity, legality, and enforceability of the remaining provisions (or any part thereof) of the Plan or Award Agreement, as applicable, shall not in any way be affected or impaired thereby.

19.4.	Governing Documents. The Plan and each Award Agreement evidencing an Award are intended to be read together, and together, set forth the complete terms and conditions of each Award. To the extent of any contradiction between the Plan and any Award Agreement or other written agreement between a Participant and the Company, the Plan will govern unless the Award Agreement or other written agreement was approved by the Administrator and expressly provides that a specific provision of the Plan will not apply.

19.5.	Governing Law. The Plan will be governed by and construed in accordance with the internal laws of the State of Nevada, without reference to any choice of law principles.

19.6.	Waiver of Jury Trial. EACH PARTICIPANT WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THE PLAN.

19.7.	Waiver of Claims. Each Participant of an Award recognizes and agrees that before being selected by the Administrator to receive an Award, the Participant has no right to any benefits under the Plan. Accordingly, in consideration of the Participant’s receipt of any Award hereunder, the Participant expressly waives any right to contest the amount of any Award, the terms of any Award Agreement, any determination, action, or omission hereunder or under any Award Agreement by the Administrator, the Company, or the Board, or any amendment to the Plan or any Award Agreement (other than an amendment to the Plan or an Award Agreement to which his or her consent is expressly required). Nothing contained in this Plan, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind or a fiduciary relationship between the Company and any Participant. The Plan is not intended to be subject to ERISA.

19.8.	No Third-Party Beneficiaries. Except as expressly provided in an Award Agreement, neither the Plan nor any Award Agreement will confer on any person other than the Company and the Participant of any Award any rights or remedies thereunder. The provisions of Section 4.3 will inure to the benefit of the estate, beneficiaries, and legatees of any member of the Administrator and the Board, and any person to whom the Administrator or the Board delegates its powers, responsibilities, or duties in writing.

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19.9.	Data Privacy. As a condition for receiving any Award, each Participant explicitly and unambiguously consents to the collection, use, and transfer, in any form, of personal data as described in this section by and among the Company and its Subsidiaries, Affiliates, and their agents exclusively for implementing, administering, and managing the Participant’s participation in the Plan. The Company, its Subsidiaries, and Affiliates may hold certain personal information about a Participant, including the Participant’s name, address, telephone number, birthday, social security or other identification number, salary, nationality, job title(s), any Shares held in the Company, its Subsidiaries, and Affiliates, and Award details to implement, manage, and administer the Plan and Awards (the “Data”). The Company, its Subsidiaries, and Affiliates may transfer the Data amongst themselves as necessary to implement, administer, and manage a Participant’s participation in the Plan, and the Company, its Subsidiaries, and Affiliates may transfer the Data to third parties assisting the Company with Plan implementation, administration, and management. These third-party recipients may be located in the United States or elsewhere, and the applicable location may be subject to different data privacy laws than the Participant’s home country. By accepting an Award, each Participant authorizes each recipient to receive, possess, use, retain, and transfer the Data, in electronic or other form, to implement, administer, and manage the Participant’s participation in the Plan, including any required Data transfer to a broker or other third party with whom the Company or the Participant may elect to deposit any Shares. The Data related to a Participant will be held only as long as necessary to implement, administer, and manage the Participant’s participation in the Plan. A Participant may, at any time, view the Data that the Company holds regarding such Participant, request additional information about the storage and processing of the Data regarding such Participant, recommend any necessary corrections to the Data regarding the Participant, or refuse or withdraw the consents in this section in writing, without cost, by contacting the local human resources representative. The Company may cancel the Participant’s ability to participate in the Plan and, in the Administrator’s discretion, the Participant may forfeit any outstanding Awards if the Participant refuses or withdraws the consents in this section.

19.10.	Titles and Headings. The titles and headings in the Plan are for purposes of convenience only and are not intended to define or limit the construction of the provisions hereof.

19.11.	Intended to Comply with Applicable Law. The Plan and all Awards granted hereunder are intended to fully comply with Applicable Law. All administrative actions, determinations, and exercises of discretion by the Administrator shall comply with Applicable Law.

19.12.	Relationship to Other Benefits. No payment pursuant to the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare, or other benefit plan of the Company or any Affiliate except to the extent otherwise expressly provided in writing in such other plan or agreement thereunder.

20.	Shareholder Approval

The Plan will be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted. Such shareholder approval will be obtained in the manner and to the degree required under Applicable Law. All Awards hereunder are contingent on approval of the Plan by the Company’s shareholders. Notwithstanding any other provision of this Plan, if the Plan is not approved by the Company’s shareholders within twelve (12) months after the date the Plan is adopted, the Plan and any Awards hereunder shall be automatically terminated.

21.	Effective Date

The Plan was adopted by the Board on ________________ ___, 2026, and shall become effective on the date that it is approved by the Company’s stockholders (the “Effective Date”).

Unless terminated earlier under Section 14, this Plan shall terminate on ________ ___, 2036, ten (10) years after the Effective Date.

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